UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21761

Keeley Funds, Inc.
(Exact name of registrant as specified in charter)

401 S. LASALLE ST.
SUITE 1201
CHICAGO, IL 60605
(Address of principal executive offices) (Zip code)

ALAN GOLDBERG
BELL, BOYD & LLOYD LLP
70 WEST MADISON STREET, SUITE 3100
CHICAGO, IL 60602
(Name and address of agent for service)

312-786-5000
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2008

Date of reporting period: March 31, 2008

Item 1. Report to Stockholders.

SEMI-ANNUAL
REPORT

MARCH 31, 2008

CONTENTS

KEELEY Funds, Inc.

KEELEY Small Cap Value Fund
KEELEY Small-Mid Cap Value Fund
KEELEY Mid Cap Value Fund
KEELEY All Cap Value Fund

Letters to Shareholders	1
Expense Example	19
Schedule of Investments	21
Statement of Assets and Liabilities	35
Statement of Operations	36
Statements of Changes in Net Assets	38
Financial Highlights	40
Notes to the Financial Statements	48

LETTER TO SHAREHOLDERS — KEELEY SMALL CAP VALUE FUND (KSCVX - KSCIX)

Dear Shareholder,

During the past six months from September 30, 2007 through March 31, 2008, the Fund’s net assets grew from $5,591,784,929 to $5,765,758,207 and the number of shareholders grew from 252,414 to 294,777. For the six month period ending March 31, 2008, the portfolio turnover was 6.49% and the expense ratio was 1.33%. The Fund’s portfolio is widely diversified with investments in 170 equities. As of March 31, 2008, the Keeley family beneficially owned 0.38% of the Fund’s outstanding shares.

As of this date, the KEELEY Small Cap Value Fund was rated five stars («««««) by Morningstar among 175 Small Blend funds for the ten year period. The Fund also received five stars («««««) for the five year period among 415 funds and five stars («««««) for the three year period among 529 funds. Morningstar ratings reflect historical risk adjusted performance as of March 31, 2008 and are subject to change every month*. As of this date, the Fund was rated as a Lipper Leader in the Overall Total Return, Overall Consistent Return, and Overall Tax Efficiency among 626, 621, and 626 funds, respectively. Lipper ratings for Overall Total Return and Overall Consistent Return reflect the Fund’s historical total return performance relative to its peers. The Overall rating is calculated monthly, based upon an equal-weighted average of percentile ranks for each measure over three, five, and ten-year periods (if applicable).

We believe the performance review contained in this letter for the quarter ended March 31, 2008 provides meaningful insight into current market conditions. For the quarter ended March 31, 2008, the Fund’s total return was -3.52% versus a return of -9.90% for the Russell 2000 Index. For the six month period ended March 31, 2008, the Fund’s return was -6.85% versus -14.02% for the Russell 2000 Index. For the one year period the Fund’s return was -0.67% versus -13.00% for the Russell 2000 Index. For the five year period, the Fund’s average annual return was 23.29% versus 14.90% for the Russell 2000 Index. For the ten year period, the Fund’s average annual return was 11.34% versus 4.96% for the Russell 2000 Index. Since its inception, October 1, 1993, the Fund’s average annual return was 14.90% versus 8.57% for the Russell 2000 Index. Performance Data does not reflect the deduction of the sales load or fee, and, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended March 31, 2008, the Fund’s return (Class A shares) was -7.86% versus a return of -9.90% for the Russell 2000 Index. For the six month period ended March 31, 2008, the Fund’s return was -11.04% versus -14.02% for the Russell 2000 Index. For the one year period, the Fund’s return was -5.14% versus -13.00% for the Russell 2000 Index. For the five year period, the Fund’s average annual return was 22.16% versus 14.90% for the Russell 2000 Index. For the ten year period, the Fund’s average annual return was 10.83% versus 4.96% for the Russell 2000 Index. Since inception, October 1, 1993, the Fund’s average annual return was 14.53% versus 8.57% for the Russell 2000 Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and the current performance may be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

The KEELEY Small Cap Value Fund (KSCVX) declined 3.52% for the quarter ended March 31, 2008, but outperformed its benchmark, the Russell 2000 Index, which declined 9.90% during the same quarter. The fund also outperformed the Russell 2000 Value Index, which fell 6.53% in the first quarter of 2008. The first quarter proved to be extremely volatile. Of the ten major economic sectors of the Russell 2000 Index, only the energy sector produced a positive return in the first quarter. In the Small Cap Value Fund, the energy sector was the only positive contributor as well, adding 122 basis points of return to the portfolio. The largest detractors were the consumer discretionary and industrials sectors, which both cost the fund 120 basis points of performance. The top performing name in the Small Cap Value Fund during the quarter was Walter Industries (WLT) which came from the industrial sector. The leading producer and exporter of metallurgical coal benefited from extremely favorable market conditions and rose over 74% and contributed 92 basis points of return to the portfolio. After a strong end to 2007, Lindsay Corp. (LNN) posted another strong quarter, adding 52 basis points of return to the fund after climbing almost 45% in the first quarter. The leading provider of irrigation systems and agriculture infrastructure systems continues to post strong earnings results and is beginning to experience benefits from their international expansion. The third best performing name in the first quarter, Compass Minerals International (CMP), came from the materials sector. The salt and fertilizer producer climbed 43% and contributed 42 basis points of return to the portfolio after topping earnings forecasts due to heavy storms which drove demand for the company’s deicing salt.

The two largest detractors in the portfolio, Foster Wheeler (FWLT) and Boston Private (BPFH), came from the industrial and financial sectors, respectively. Foster Wheeler, one of the fund’s top performing names over the past year, declined early in 2008 despite record level profits and strong backlogs. A leader in engineering and construction for the global infrastructure trade, Foster fell over 26% and cost the fund 49 basis points of return during the first quarter. The firm fell short of earnings estimates in the fourth quarter, but the long-term outlook remains promising for the company. Boston Private was the second largest detractor in the first quarter, falling over 60% and costing the fund 48 basis points of performance. The private banking and investment management firm fell sharply in February after announcing the company would have to increase its reserves to prepare for unpaid loans. We continue to be intrigued by potential opportunities in the financial industry, but announced losses from a number of firms and worries about further write-downs at AIG, Credit Suisse, UBS, and Citigroup weighed on the markets, causing volatility within that sector to remain high. Continued transparency is necessary before we increase investments in this sector to a market weight position.

We anticipated the first quarter of 2008 to be extremely volatile, and we expect the volatility to continue in 2008. Investors are faced with a number of concerns, including declining home prices and rising delinquencies, increasing concerns over a recession, tightening credit standards, and rising food and energy prices. Fortunately, we have historically navigated our portfolios quite well during periods of higher volatility and uncertainty. Since the Fund’s inception in 1993, we have experienced only two negative absolute performance years, and despite the challenging environment, we continue to be enthused about a number of opportunities within our primary investment themes. We appreciate your support of the Fund and our research staff will diligently continue the pursuit of adding shareholder value.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund’s prospectus. Please read the Fund’s prospectus carefully before investing.
____________________

*

Morningstar ratings are based on a risk adjusted return measure that accounts for variation in a Fund’s monthly performance (including the effects of sales charges and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The overall rating is a weighted average of the three-, five-, and ten-year returns. The top 10% of funds are labeled five stars; the next 22.5% are labeled four stars, the next 35% are labeled three stars; the next 22.5% are labeled two stars and the bottom 10% one star. ©2005 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Investments by Sector
As a Percentage of Investments
As of 3/31/2008
(Unaudited)

Index Comparison
Comparison of a Hypothetical $10,000 Investment
In KSCVX and Russell 2000® Index *
(Unaudited)

Average annual total returns **
For the periods ended March 31, 2008

				Since Commencement
				of Operations
	1-Year	5-Years	10-Years	(10/1/1993)
KSCVX	-0.67%	+23.29%	+11.34%	+14.90%
KSCVX (includes max 4 1/2% front-end load)	-5.14%	+22.16%	+10.83%	+14.53%
Russell 2000® Index	-13.00%	+14.90%	+4.96%	+8.57%

*	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index.
The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends.
**

PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Index Comparison
Comparison of a Hypothetical $10,000 Investment
In KSCIX and Russell 2000® Index *
(Unaudited)

Total returns **
For the periods ended March 31, 2008

		Since Commencement
	1 month ended	of Operations (1)
	3/31/08 (1)	(12/31/2007)
KSCIX	+2.01%	-3.41%
Russell 2000® Index	+0.42%	-9.90%

(1)	Not annualized.
*	The Russell 2000® Index is comprised of the smallest 2,000 companies in the Russell 3000® Index.
The Russell 3000® Index is comprised of the 3,000 largest U.S. companies based on market capitalization. The Russell 2000® Index is unmanaged and returns include reinvested dividends.
**

PERFORMANCE DATA quoted represents past performance, which is not predictive of future performance. The investment return and principal value of shares will fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

LETTER TO SHAREHOLDERS — KEELEY SMALL-MID CAP VALUE FUND (KSMVX-KSMIX)

Dear Shareholder,

The KEELEY Small-Mid Cap Value Fund commenced operations on August 15, 2007. During the past six months from September 30, 2007 through March 31, 2008, the Fund’s net assets grew from $4,780,416 to $9,787,937 and the number of shareholders grew from 93 to 281. For the period ending March 31, 2008, the portfolio turnover was 7.74%. On August 15, 2007 Keeley Asset Management Corp. (the “Adviser”) contractually agreed to waive a portion of its fee or reimburse the Fund to the extent that the total ordinary operating expenses exceed 1.39% for the Class A shares and 1.14% for the Class I shares. This waiver will be in effect until September 30, 2009. The Fund’s portfolio is widely diversified with investments in 89 equities. As of March 31, 2008, the Keeley family beneficially owned 43.18% of the Fund’s outstanding shares. We believe the performance review contained in this letter for the quarter ended March 31, 2008 provides meaningful insight into current market conditions. For the quarter ended March 31, 2008, the Fund’s return was -9.38% versus a return of -7.22% for the Russell 2500 Value Index. For the six month period ended March 31, 2008, the Fund’s return was -8.95% versus -13.69% for the Russell 2500 Value Index. Performance Data does not reflect the deduction of the sales load or fee, and that, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended March 31, 2008, the Fund’s return (Class A shares) was -13.46% versus a return of -7.22% for the Russell 2500 Value Index. For the six month period ended March 31, 2008, the Fund’s return was -13.04% versus -13.69% for the Russell 2500 Value Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and the current performance my be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

The KEELEY Small-Mid Cap Value Fund (KSMVX) declined 9.38% for the quarter ended March 31, 2008 and slightly underperformed its benchmark, the Russell 2500 Value Index, which declined 7.22% during the same quarter. The first quarter proved to be extremely volatile. Of the ten major economic sectors of the Russell 2500 Value Index, only the energy sector produced a positive return in the first quarter. In the Small-Mid Cap Value Fund, the consumer staples sector was the only positive contributor, adding 7 basis points of return to the portfolio. The largest detractors were the industrial and consumer discretionary sectors. Positions in the industrial sector cost the fund 264 basis points of performance and stocks in the consumer discretionary sector detracted 231 basis points of return from the fund. The top performing name in the Small-Mid Cap Value Fund during the quarter was Walter Industries (WLT) which came from the industrial sector. The leading producer and exporter of metallurgical coal benefited from extremely favorable market conditions and rose over 74% and contributed 88 basis points of return to the portfolio. Genesee & Wyoming (GWR) was the second best performing name during the quarter, rising over 42% and adding 49 basis points of return to the fund. The railroad operator saw revenue increase 14% in the fourth quarter due to an increase in the average revenue per carload, partially offset by lower overall volumes. Kansas City Southern (KSU) was another strong contributor, rising over 16% and contributing 29 basis points of return to the portfolio. The railroad operator posted fourth quarter earnings that surged 40% on strong pricing and carload volume growth led by shipments of chemicals and petroleum.

MoneyGram International (MGI) was the fund’s weakest performing stock in the first quarter, falling 59% and detracting 72 basis points of performance from the portfolio. Shares of the money transfer firm sold off sharply in January after disclosing that investments in subprime-related securities would amount to losses of over $800 million. Chicago Bridge & Iron (CBI) had been one of the fund’s better holdings in the fourth quarter of 2007, but the engineering and construction services company missed earnings expectations, causing the stock to fall over 35% during the quarter and detract 56 basis points of return from the Fund. Despite lower results than expected, profit rose 15% on new contract awards and earnings from a recently acquired business. We continue to be intrigued by potential opportunities in the financial industry, but announced losses from a number of firms and worries about further write-downs at AIG, Credit Suisse, UBS, and Citigroup weighed on the markets causing volatility within that sector to remain high. Continued transparency is necessary before we increase investments in this sector to a market weight position.

We anticipated the first quarter of 2008 to be extremely volatile, and we expect the volatility to continue in 2008. Investors are faced with a number of concerns, including declining home prices and rising delinquencies, increasing concerns over a recession, tightening credit standards, and rising food and energy prices. Fortunately, we have historically navigated our portfolios quite well during periods of higher volatility and uncertainty, and despite the challenging environment, we continue to be enthused about a number of opportunities within our primary investment themes. We appreciate your continued support of the Fund and our research staff will diligently continue the pursuit of adding shareholder value.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in Fund’s prospectus. Please read the Fund’s prospectus carefully before investing.

Investments by Sector
As a Percentage of Investments
As of 3/31/2008
(Unaudited)

Index Comparison
Comparison of a Hypothetical $10,000 Investment
In KSMVX, KSMIX and Russell 2500® Value Index *
(Unaudited)

Total returns **
For the periods ended March 31, 2008

		Since Commencement
	1 month ended	of Operations (1)
	3/31/08 (1)	(8/15/2007)
KSMVX	-1.68%	-0.39%
KSMVX (includes max 4 1/2% front-end load)	-6.10%	-4.87%
KSMIX	-1.68%	-0.22%
Russell 2500® Value Index	-0.18%	-7.73%

(1)	Not annualized.
*

The Russell 2500® Value Index measures the performance of those Russell 2500® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

**

PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

LETTER TO SHAREHOLDERS — KEELEY MID CAP VALUE FUND (KMCVX - KMCIX)

Dear Shareholder,

During the past six months from September 30, 2007 through March 31, 2008, the Fund’s net assets grew from $108,571,966 to $119,415,019 and the number of shareholders grew from 4,278 to 5,455. For the six month period ending March 31, 2008, the portfolio turnover was 16.85% and the expense ratio was 1.47%. On August 15, 2007 Keeley Asset Management Corp. (the “Adviser”) contractually agreed, effective October 1, 2007 to waive a portion of its fee or reimburse the Fund to the extent that the total ordinary operating expenses exceed 1.39%. This waiver will be in effect until September 30, 2008. The Fund’s portfolio is diversified with investments in 53 equities. As of March 31, 2008, the Keeley family beneficially owned 11.03% of the Fund’s outstanding shares.

We believe the performance review contained in this letter for the quarter ended March 31, 2008 provides meaningful insight into current market conditions. For the quarter ended March 31, 2008, the Fund’s return was -10.28% versus a return of -8.64% for the Russell Mid Cap Value Index. For the six month period ended March 31, 2008, the Fund’s return was -9.90% versus -14.09% for the Russell Mid Cap Value Index. For the one year period ended March 31, 2008, the Fund’s return was 2.99% versus -14.12% for the Russell Mid Cap Value Index. Since inception, August 15, 2005, the Fund’s average annual return was 9.65% versus 4.06% for the Russell Mid Cap Value Index. Performance data does not reflect the deduction of the sales load or fee, and, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended March 31, 2008, the Fund’s return (Class A shares) was -14.32% versus a return of -8.64% for the Russell Mid Cap Value Index. For the six month period ended March 31, 2008, the Fund’s return was -13.96% versus -14.09% for the Russell Mid Cap Value Index. For the one year period ended March 31, 2008, the Fund’s return was -1.64% versus -14.12% for the Russell Mid Cap Value Index. Since inception, August 15, 2005, the Fund’s average annual return was 7.75% versus 4.06% for the Russell Mid Cap Value Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and the current performance may be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

The KEELEY Mid Cap Value Fund (KMCVX) declined 10.28% for the quarter ended March 31, 2008 and slightly underperformed its benchmark, the Russell Mid Cap Value Index, which declined 8.64% during the same quarter. The first quarter proved to be extremely volatile. All ten major economic sectors of the Russell Mid Cap Value Index produced a negative return in the first quarter. In the Mid Cap Value Fund, the energy sector was the only positive contributor, adding 98 basis points of return to the portfolio. The largest detractors were the industrial and information technology sectors. Positions in the industrial sector cost the fund 535 basis points of performance and stocks in the technology sector detracted 219 basis points of return from the Fund. The top performing name in the Mid Cap Value Fund during the quarter was Quicksilver Resources (KWK), which came from the energy sector. Quicksilver climbed over 22% during the quarter and contributed 50 basis points of return to the fund. The oil and gas exploration company saw profits rise during the quarter on increased production, higher prices, and the sale of its Northeast operations. Kansas City Southern (KSU) was the second best performing name during the quarter, rising over 16% and contributing 46 basis points of return to the portfolio. The railroad operator posted fourth quarter earnings that surged 40% on strong pricing and carload volume growth led by shipments of chemicals and petroleum. Helmerich & Payne (HP) was another strong contributor, rising almost 17% and adding 37 basis points of return to the Fund. Although the contact driller saw fourth quarter earnings fall below the year ago period, results exceeded expectations due to solid revenue growth in their U.S. land segment.

Two of the largest detractors in the portfolio during the first quarter, Foster Wheeler (FWLT) and Chicago Bridge & Iron (CBI), came from the industrial sector. Long-time holding Chicago Bridge & Iron had been one of the fund’s better holdings over the past few years, but the engineering and construction services company missed expectations, causing the stock to fall over 35% during the quarter and detract 93 basis points of return from the fund. Despite lower results than expected, profit rose 15% on new contract awards and earnings from a recently acquired business. Foster Wheeler, one of the Fund’s top performing names over the past year, was the third largest detractor after falling early in 2008 despite record level profits and strong backlogs. A leader in engineering and construction for the global infrastructure trade, Foster Wheeler fell over 26% and cost the fund 86 basis points of return during the first quarter. The firm fell short of earnings estimates in the fourth quarter, but the long-term outlook remains promising for the company.

We continue to be intrigued by potential opportunities in the financial industry, but announced losses from a number of firms and worries about further write-downs at AIG, Credit Suisse, UBS, and Citigroup weighed on the markets, causing volatility within that sector to remain high. Continued transparency is necessary before we increase investments in this sector to a market weight position.

We anticipated the first quarter of 2008 to be extremely volatile, and we expect the volatility to continue in 2008. Investors are faced with a number of concerns, including declining home prices and rising delinquencies, increasing concerns over a recession, tightening credit standards, and rising food and energy prices. Fortunately, we have historically navigated our portfolios quite well during periods of higher volatility and uncertainty, and despite the challenging environment, we continue to be enthused about a number of opportunities within our primary investment themes. We appreciate your support of the Fund and our research staff will diligently continue the pursuit of adding shareholder value.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in the Fund’s prospectus. Please read the Fund’s prospectus carefully before investing.

Investments by Sector
As a Percentage of Investments
As of 3/31/2008
(Unaudited)

Index Comparison
Comparison of a Hypothetical $10,000 Investment
In KMCVX and Russell Mid Cap® Value Index *
(Unaudited)

Average annual total returns **
For the periods ended March 31, 2008

		Since Commencement
		of Operations
	1-Year	(8/15/2005)
KMCVX	+2.99%	+9.65%
KMCVX (includes max 4 1/2% front-end load)	-1.64%	+7.75%
Russell Midcap® Value Index	-14.12%	+4.06%

*

The Russell Midcap® Value Index of common is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.

**

PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Index Comparison
Comparison of a Hypothetical $10,000 Investment
In KMCIX and Russell Mid Cap® Value Index *
(Unaudited)

Total returns **
For the periods ended March 31, 2008

		Since Commencement
	1 month ended	of Operations (1)
	3/31/08 (1)	(12/31/2007)
KMCIX	-2.15%	-10.14%
Russell Midcap® Value Index	-1.02%	-8.64%

(1)	Not annualized.
*

The Russell Midcap® Value Index of common is an unmanaged index of common stock prices that measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values. These Index figures do not reflect any deduction for fees, expenses or taxes, and are not available for investments.

**

PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

LETTER TO SHAREHOLDERS — KEELEY ALL CAP VALUE FUND (KACVX - KACIX)

Dear Shareholder,

The KEELEY All Cap Value Fund commenced operations on June 14, 2006. During the past six months from September 30, 2007 through March 31, 2008, the Fund’s net assets grew from $76,989,943 to $105,273,861 and the number of shareholders grew from 2,785 to 3,866. For the six month period ending March 31, 2008, the portfolio turnover was 14.86% and the expense ratio was capped by Keeley Asset Management Corp. (the “Adviser”) at 1.39%. On August 15, 2007 the Adviser contractually agreed, effective October 1, 2007 to waive a portion of its fee or reimburse the Fund to the extent that the total ordinary operating expenses exceed 1.39%. This waiver will be in effect until September 30, 2008. The Fund’s portfolio is widely diversified with investments in 106 equities. As of March 31, 2008, the Keeley family beneficially owned 11.08% of the Fund’s outstanding shares.

We believe the performance review contained in this letter for the quarter ended March 31, 2008 provides meaningful insight into current market conditions. For the quarter ended March 31, 2008, the Fund’s return was -10.73% versus a return of -9.18% for the Russell 3000 Value Index. For the six month period ended March 31, 2008, the Fund’s return was -9.85% versus -15.14% for the Russell 3000 Value Index. For the one year period ended March 31, 2008, the Fund’s return was -0.17% versus -12.88% for the Russell 3000 Value Index. Since inception, June 14, 2006, the Fund’s return was 10.19% versus 1.90% for the Russell 3000 Value Index. Performance Data does not reflect the deduction of the sales load or fee, and, if reflected, the load or fee would reduce the performance quoted.

Performance Data Including 4.5% Maximum Up-Front Sales Charge

For the quarter ended March 31, 2008, the Fund’s total return (Class A shares) was -14.74% versus a return of -9.18% for the Russell 3000 Value Index. For the six month period ended March 31, 2008, the Fund’s return was -13.91% versus -15.14% for the Russell 3000 Value Index. For the one year period ended March 31, 2008, the Fund’s return was -4.66% versus -12.88% for the Russell 3000 Value Index. Since inception, June 14, 2006, the Fund’s average annual return was 7.39% versus 1.90% for the Russell 3000 Value Index.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and the current performance my be lower or higher than the performance data quoted. You may call toll-free at 888-933-5391, or visit our website at www.keeleyfunds.com to obtain performance data current to the most recent month end.

The KEELEY All Cap Value Fund (KACVX) declined 10.73% for the quarter ended March 31, 2008 and slightly underperformed its benchmark, the Russell 3000 Value Index, which declined 9.18% during the same quarter. The first quarter proved to be extremely volatile. All ten major economic sectors of the Russell 3000 Value Index produced a negative return in the first quarter. In the All Cap Value Fund, the utilities sector was the only positive contributor, adding 8 basis points of return to the portfolio. The largest detractors were the industrial and materials sectors. Positions in the industrial sector cost the fund 299 basis points of performance and stocks in the materials sector detracted 233 basis points of return from the fund. The top performing name in the All Cap Value Fund during the quarter was Walter Industries (WLT) which came from the industrial sector. The leading producer and exporter of metallurgical coal benefited from extremely favorable market conditions and rose over 74% and contributed 71 basis points of return to the portfolio. Rex Energy Corp. (REXX) was another positive contributor to the fund in the first quarter, rising over 39% and contributing 38 basis points of performance to the fund. The independent oil and gas company produced strong earnings in the fourth quarter of 2007 due to improved drilling techniques, better exploration technologies, and soaring demand. Genesee & Wyoming (GWR) was another strong contributor, rising over 42% and adding 36 basis points of return to the fund. The railroad operator saw revenue increase 14% in the fourth quarter due to an increase in the average revenue per carload, partially offset by lower overall volumes.

Two of the largest detractors in the portfolio during the first quarter were Cypress Semiconductor (CY) and Chicago Bridge & Iron (CBI). Cypress declined 37% and detracted 53 basis points of performance from the fund in the first quarter. Shares of the semiconductor maker were hurt when earnings fell at its majority owned subsidiary, SunPower (SPWR). Additionally, the company is awaiting an IRS ruling on the possible spin-off of its stake in SunPower. If they receive a favorable ruling, the anticipated date of the spin-off is late November 2009. Chicago Bridge & Iron had been one of the fund’s better holdings over the past year, but the engineering and construction services company missed earnings expectations, causing the stock to fall over 35% during the quarter and detract 49 basis points of return from the fund. Despite lower results than expected, profit rose 15% on new contract awards and earnings from a recently acquired business.

We continue to be intrigued by potential opportunities in the financial industry, but announced losses from a number of firms and worries about further write-downs at AIG, Credit Suisse, UBS, and Citigroup weighed on the markets, causing volatility within that sector to remain high. Continued transparency is necessary before we increase investments in this sector to a market weight position.

We anticipated the first quarter of 2008 to be extremely volatile, and we expect the volatility to continue in 2008. Investors are faced with a number of concerns, including declining home prices and rising delinquencies, increasing concerns over a recession, tightening credit standards, and rising food and energy prices. Fortunately, we have historically navigated our portfolios quite well during periods of higher volatility and uncertainty, and despite the challenging environment, we continue to be enthused about a number of opportunities within our primary investment themes. We appreciate your continued support of the Fund and our research staff will diligently continue the pursuit of adding shareholder value.

Thank you for your continued commitment to the Fund.

Sincerely,

John L. Keeley, Jr.
President

There are risks associated with investing in small-cap mutual funds, such as smaller product lines and market shares, including limited available information. You should consider objectives, risks and charges and expenses of a fund carefully before investing. Additional information regarding such risks, including information on fees is located in Fund’s prospectus. Please read the Fund’s prospectus carefully before investing.

Investments by Sector
As a Percentage of Investments
As of 3/31/2008
(Unaudited)

Index Comparison
Comparison of a Hypothetical $10,000 Investment
In KACVX and Russell 3000® Value Index *
(Unaudited)

     Average annual total returns **
For the periods ended March 31, 2008

		Since Commencement
		of Operations
	1-Year	(6/14/2006)
KACVX	-0.17%	+10.19%
KACVX (includes max 4 1/2% front-end load)	-4.66%	+7.39%
Russell 3000® Value Index	-12.88%	+1.90%

*

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

**

PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

Index Comparison
Comparison of a Hypothetical $10,000 Investment
In KACIX and Russell 3000® Value Index *
(Unaudited)

Total returns **
For the periods ended March 31, 2008

		Since Commencement
	1 month ended	of Operations (1)
	3/31/08 (1)	(12/31/2007)
KACIX	-1.65%	-10.65%
Russell 3000® Value Index	-0.80%	-9.18%

(1)	Not annualized.
*

The Russell 3000® Value Index measures the performance of those Russell 3000® Index companies with lower price-to-book ratios and lower forecasted growth values. The stocks in this index are also members of either the Russell 1000® Value or the Russell 2000® Value indexes.

**

PERFORMANCE DATA quoted represents past performance which is not predictive of future performance. The investment return and principal value of shares will not fluctuate and when redeemed, may be worth more or less than their original cost. Returns shown include the reinvestment of all dividends. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

KEELEY Funds, Inc.
Expense Example
For the Six Month Period Ended March 31, 2008
(Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from October 1, 2007 to March 31, 2008 for the Class A shares of the Small Cap Value Fund, the Mid Cap Value Fund, the All Cap Value Fund, the Class A and Class I shares of the Small-Mid Cap Fund, and from December 31, 2007 (commencement of operations) to March 31, 2008 for Class I shares of the Small Cap Value Fund, Mid Cap Value Fund, and the All Cap Value Fund.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

	Class A
			Annual
	Beginning	Ending	Expense	Expenses paid during
	account value	account value	Ratio	the period *
Small Cap Value Fund	$1,000.00	$931.50	1.33%	$6.42
Small-Mid Cap Value Fund	1,000.00	910.50	1.39%	6.64
Mid Cap Value Fund	1,000.00	901.00	1.39%	6.61
All Cap Value Fund	1,000.00	901.50	1.39%	6.61

	Class I
			Annual
	Beginning	Ending	Expense	Expenses paid during
	account value	account value	Ratio	the period *
Small Cap Value Fund	$1,000.00	$965.90	1.17%	$2.86
Small-Mid Cap Value Fund	1,000.00	911.30	1.14%	5.45
Mid Cap Value Fund	1,000.00	898.60	1.14%	2.69
All Cap Value Fund	1,000.00	893.50	1.14%	2.68

*

Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/366 for the Class A shares of the Small Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund and the Class A and Class I shares of the Small-Mid Cap Fund (to reflect the one-half year period) and multiplied by 91/366 for the Class I shares of the Small Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund (to reflect the period since commencement).

KEELEY Funds, Inc.
Expense Example (Continued)
For the Six Month Period Ended March 31, 2008
(Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table below is useful in comparing the ongoing costs only, and will not help you determine the relative total costs owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	Class A
			Annual
	Beginning	Ending	Expense	Expenses paid during
	account value	account value	Ratio	the period *
Small Cap Value Fund	$1,000.00	$1,018.35	1.33%	$6.71
Small-Mid Cap Value Fund	1,000.00	1,018.05	1.39%	7.01
Mid Cap Value Fund	1,000.00	1,018.05	1.39%	7.01
All Cap Value Fund	1,000.00	1,018.05	1.39%	7.01

	Class I
			Annual
	Beginning	Ending	Expense	Expenses paid during
	account value	account value	Ratio	the period *
Small Cap Value Fund	$1,000.00	$1,009.52	1.17%	$2.92
Small-Mid Cap Value Fund	1,000.00	1,019.30	1.14%	5.76
Mid Cap Value Fund	1,000.00	1,009.60	1.14%	2.85
All Cap Value Fund	1,000.00	1,009.60	1.14%	2.85

*

Expenses are equal to the Funds’ expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by 183/366 for the Class A shares of the Small Cap Value Fund, Mid Cap Value Fund, All Cap Value Fund and the Class A and Class I shares of the Small-Mid Cap Fund (to reflect the one-half year period) and multiplied by 91/366 for the Class I shares of the Small Cap Value Fund, Mid Cap Value Fund and All Cap Value Fund (to reflect the period since commencement).

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2008 (Unaudited)

Shares		Value
	COMMON STOCKS – 99.08%
	Aerospace & Defense – 2.89%
1,547,500	GenCorp, Inc. (a)(c)	$ 15,923,775
2,210,000	Hexcel Corp. (a)(c)	42,233,100
762,500	Kaman Corp.	21,571,125
1,025,000	Ladish, Inc. (a)(b)(c)	36,900,000
1,065,000	Teledyne Technologies, Inc. (a)	50,055,000
		166,683,000
	Air Freight & Logistics - 0.51%
530,000	Atlas Air Worldwide Holdings, Inc. (a)(c)	29,150,000
	Auto Components – 1.71%
2,957,500	LKQ Corp. (a)	66,455,025
1,382,500	Midas, Inc. (a)(b)	23,765,175
371,000	Sauer-Danfoss, Inc.	8,213,940
		98,434,140
	Capital Markets – 3.05%
745,000	Cowen Group, Inc. (a)(b)(c)	5,282,050
998,000	Epoch Holding Corp.	11,956,040
845,000	Greenhill & Co., Inc. (c)	58,778,200
1,170,000	Investment Technology Group, Inc. (a)(c)	54,030,600
530,000	Piper Jaffray Companies (a)(c)	17,998,800
1,567,500	SWS Group, Inc. (b)(c)	19,170,525
1,285,000	Thomas Weisel Partners Group, Inc. (a)(b)(c)	8,506,700
		175,722,915
	Chemicals – 2.45%
1,015,000	Arch Chemicals, Inc.	37,818,900
792,500	Hercules, Inc.	14,494,825
1,405,000	Koppers Holdings, Inc. (b)(c)	62,255,550
902,500	Sensient Technologies Corp. (c)	26,614,725
		141,184,000
	Commercial Banks – 1.66%
675,000	BankFinancial Corp.	10,739,250
208,440	Boston Private Financial Holdings, Inc.	2,207,380
615,000	MB Financial Corp. (c)	18,929,700
1,176,000	PrivateBancorp, Inc. (b)(c)	37,008,720
760,000	Wintrust Financial Corp. (c)	26,562,000
		95,447,050
	Commercial Services & Supplies – 2.23%
1,711,000	Cenveo, Inc. (a)(c)	17,897,060
765,000	GP Strategies Corp. (a)	7,267,500
1,357,500	Layne Christensen Co. (a)(b)	47,539,650
605,000	Mac-Gray Corp. (a)	6,909,100
2,075,000	PHH Corp. (a)(c)	36,167,250
610,000	Standard Parking Corp. (a)	12,785,600
		128,566,160
	Construction & Engineering – 6.11%
1,412,500	AECOM Technology Corp. (a)(c)	36,739,125
1,057,500	Chicago Bridge & Iron Co.	41,496,300
1,250,000	Foster Wheeler Ltd. (a)	70,775,000
1,070,000	Granite Construction, Inc. (c)	34,999,700
790,000	Integrated Electrical Services, Inc. (a)(b)	12,410,900
1,415,000	McDermott International, Inc. (a)(c)	77,570,300
1,470,000	Quanta Services, Inc. (a)(c)	34,059,900
932,500	The Shaw Group, Inc. (a)(c)	43,958,050
		352,009,275
	Construction Materials – 0.83%
800,000	Texas Industries, Inc. (c)	48,088,000
	Containers & Packaging – 0.08%
362,500	Temple-Inland, Inc. (c)	4,611,000

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2008 (Unaudited)

Shares		Value
	Diversified Financial Services – 1.03%
1,145,000	GATX Corp. (c)	$ 44,735,150
1,470,000	MarketAxess Holdings, Inc. (a)(c)	14,611,800
		59,346,950
	Electric Utilities – 3.43%
945,000	Black Hills Corp. (c)	33,812,100
1,282,500	Cleco Corp. (c)	28,445,850
445,000	Hawaiian Electric Industries (c)	10,622,150
1,125,000	ITC Holdings Corp. (c)	58,567,500
1,967,500	Portland General Electric Co. (c)	44,367,125
965,000	Westar Energy, Inc. (c)	21,973,050
		197,787,775
	Electrical Equipment – 3.61%
1,190,000	Acuity Brands, Inc. (c)	51,110,500
900,000	AZZ, Inc. (a)(b)(c)	32,022,000
800,000	General Cable Corp. (a)(c)	47,256,000
1,050,000	Regal-Beloit Corp. (c)	38,461,500
1,392,500	Superior Essex, Inc. (a)(b)	39,157,100
		208,007,100
	Energy Equipment & Services – 5.88%
1,820,000	Allis-Chalmers Energy, Inc. (a)(b)(c)	25,097,800
1,192,500	Basic Energy Services, Inc. (a)(c)	26,330,400
760,000	Bronco Drilling Co., Inc. (a)	12,243,600
1,180,000	Dresser-Rand Group, Inc. (a)	36,285,000
632,000	Lufkin Industries, Inc. (c)	40,334,240
1,672,500	Natural Gas Services Group, Inc. (a)(b)	36,510,675
3,045,000	Pioneer Drilling Co. (a)(b)(c)	48,506,850
1,465,000	Superior Well Services, Inc. (a)(b)(c)	32,039,550
1,555,000	Tesco Corp. (a)	37,242,250
1,457,500	Willbros Group, Inc. (a)(c)	44,599,500
		339,189,865
	Food Products – 3.03%
720,000	Chiquita Brands International, Inc. (a)(c)	16,639,200
1,845,000	Flowers Foods, Inc. (c)	45,663,750
1,755,000	Lance, Inc. (b)	34,398,000
746,000	Ralcorp Holdings, Inc. (a)(c)	43,379,900
1,510,000	TreeHouse Foods, Inc. (a)	34,518,600
		174,599,450
	Gas Utilities – 0.82%
1,352,500	South Jersey Industries, Inc. (c)	47,486,275
	Health Care Providers & Services – 0.14%
386,000	Emeritus Corp. (a)(c)	8,051,960
	Hotels, Restaurants & Leisure – 5.46%
2,295,000	CKE Restaurants, Inc. (c)	25,749,900
5,300,000	Denny’s Corp. (a)(b)	15,794,000
1,177,500	Gaylord Entertainment Co. (a)(c)	35,666,475
766,000	IHOP Corp. (c)	36,691,400
2,205,000	Interstate Hotels & Resorts, Inc. (a)(b)	10,539,900
1,880,000	Marcus Corp. (b)	36,096,000
1,017,500	Orient-Express Hotels Ltd. (c)	43,915,300
1,462,500	Red Lion Hotels Corp. (a)(b)	12,519,000
1,327,500	The Steak N Shake Co. (a)	10,447,425
54,000	Triarc Companies, Inc. - Class A	373,140
1,427,500	Triarc Companies, Inc. - Class B	8,993,250
1,115,000	Vail Resorts, Inc. (a)(c)	53,843,350
1,170,000	Wyndham Worldwide Corp. (c)	24,195,600
		314,824,740

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2008 (Unaudited)

Shares		Value
	Independent Power Producers & Energy Traders – 0.04%
120,000	Calpine Corp. (a)	$2,210,400
	Industrial Conglomerates – 1.95%
1,800,000	Walter Industries, Inc. (c)	112,734,000
	Insurance – 1.16%
1,090,000	Covanta Holding Corp. (a)(c)	29,975,000
1,565,000	Meadowbrook Insurance Group, Inc.	12,222,650
2,012,500	Phoenix Companies, Inc.	24,572,625
		66,770,275
	IT Services – 0.70%
1,315,000	Wright Express Corp. (a)(c)	40,409,950
	Machinery – 20.44%
1,832,500	Actuant Corp. - Class A	55,359,825
1,180,000	Albany International Corp. (c)	42,645,200
1,720,000	Altra Holdings, Inc. (a)(b)	23,134,000
1,050,000	American Railcar Industries, Inc. (c)	21,346,500
810,000	Ampco-Pittsburgh Corp. (b)	34,821,900
586,000	Bucyrus International, Inc. - Class A (c)	59,566,900
1,032,500	CIRCOR International, Inc. (b)	47,753,125
950,000	EnPro Industries, Inc. (a)(c)	29,630,500
2,550,000	Federal Signal Corp. (b)(c)	35,598,000
540,000	Flowserve Corp.	56,365,200
1,337,000	Gardner Denver, Inc. (a)	49,602,700
1,810,000	Greenbrier Companies, Inc. (b)(c)	48,001,200
605,000	Joy Global, Inc.	39,421,800
1,147,500	Kaydon Corp. (c)	50,386,725
1,075,000	L.B. Foster Co. (a)(b)	46,289,500
885,000	Lindsay Manufacturing Co. (b)(c)	90,685,950
1,130,000	Manitowoc Co. (c)	46,104,000
1,440,000	Mueller Water Products, Inc. - Class A (c)	11,779,200
1,705,000	Mueller Water Products, Inc. - Class B (c)	13,435,400
1,050,000	RBC Bearings, Inc. (a)(c)	38,986,500
10,000	Robbins & Myers, Inc. (a)	326,500
885,000	Sun Hydraulics, Inc. (b)	25,903,950
1,205,000	Tennant Co. (b)(c)	47,971,050
721,500	Terex Corp. (a)	45,093,750
1,270,000	Titan International, Inc. (c)	38,874,700
1,137,500	Trinity Industries, Inc. (c)	30,314,375
697,500	Valmont Industries, Inc. (c)	61,303,275
1,215,000	Watts Water Technologies, Inc. - Class A (c)	34,056,450
1,432,500	Westinghouse Air Brake Technologies Corp. (c)	53,947,950
		1,178,706,125
	Media – 0.23%
1,300,000	Carmike Cinemas, Inc. (b)	13,364,000
	Metals & Mining – 9.38%
1,830,000	Alpha Natural Resources, Inc. (a)(c)	79,495,200
1,565,000	AM Castle & Co. (b)(c)	42,255,000
1,777,500	AMCOL International Corp. (b)(c)	55,511,325
1,080,000	Brush Engineered Materials, Inc. (a)(b)	27,723,600
950,000	Century Aluminum Co. (a)(c)	62,928,000
1,132,500	Commercial Metals Co.	33,941,025
1,167,500	Compass Minerals International, Inc. (c)	68,859,150
1,320,000	Foundation Coal Holdings, Inc.	66,435,600
592,000	Haynes International, Inc. (a)	32,488,960

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2008 (Unaudited)

Shares		Value
	Metals & Mining (continued)
718,000	Kaiser Aluminum Corp. (c)	$49,757,400
725,000	Universal Stainless & Alloy (a)(b)	21,539,750
		540,935,010
	Multiline Retail – 0.56%
2,230,000	Retail Ventures, Inc. (a)(c)	10,815,500
1,730,000	Saks, Inc. (a)(c)	21,573,100
		32,388,600
	Multi-Utilities – 0.03%
176,000	Florida Public Utilities Co.	1,962,400
	Oil, Gas & Consumable Fuels – 10.97%
1,787,500	Bois d’Arc Energy, Inc. (a)(c)	38,413,375
910,000	Callon Petroleum Co. (a)(c)	16,461,900
1,025,000	Carrizo Oil & Gas, Inc. (a)(c)	60,751,750
1,330,000	Comstock Resources, Inc. (a)(c)	53,599,000
545,000	Contango Oil & Gas Company (a)(c)	35,212,450
1,192,500	Encore Acquisition Co. (a)(c)	48,033,900
2,645,000	EXCO Resources, Inc. (a)(c)	48,932,500
1,775,000	Goodrich Petroleum Corp. (a)(b)(c)	53,392,000
1,337,500	Penn Virginia Corp. (c)	58,970,375
2,380,000	PetroHawk Energy Corp. (a)(c)	48,004,600
1,365,000	Quicksilver Resources, Inc. (a)(c)	49,863,450
835,000	Range Resources Corp. (c)	52,980,750
1,050,000	Whiting Petroleum Corp. (a)(c)	67,882,500
		632,498,550
	Paper & Forest Products – 1.15%
414,000	Deltic Timber Corp. (c)	23,059,800
1,170,000	Neenah Paper, Inc. (b)(c)	30,162,600
1,590,000	Wausau Paper Corp. (c)	13,133,400
		66,355,800
	Real Estate – 0.14%
320,003	Forestar Real Estate Group, Inc. (a)	7,971,275
	Real Estate Investment Trusts (REITs) – 0.00%
157,080	Deerfield Capital Corp.	221,483
	Road & Rail – 2.49%
447,000	Amerco, Inc. (a)(c)	25,519,230
1,935,000	Genesee & Wyoming, Inc. (a)(b)(c)	66,564,000
1,185,000	Kansas City Southern (a)(c)	47,530,350
196,500	Providence & Worcester Railroad Co.	3,782,625
		143,396,205
	Specialty Retail – 1.93%
2,332,500	Maidenform Brands, Inc. (a)(b)	37,949,775
3,227,000	Sally Beauty Holdings, Inc. (a)	22,266,300
1,737,500	Stage Stores, Inc. (c)	28,147,500
1,169,100	Zale Corp. (a)(c)	23,101,416
		111,464,991
	Textiles, Apparel & Luxury Goods – 1.10%
1,167,500	Hanesbrands, Inc. (a)(c)	34,091,000
1,505,000	Movado Group, Inc. (b)	29,332,450
		63,423,450
	Thrifts & Mortgage Finance – 1.89%
735,000	Brookline Bancorp, Inc. (c)	8,437,800
350,000	Citizens First Bancorp, Inc.	3,762,500
1,790,000	First Niagara Financial Group, Inc. (c)	24,326,100

The accompanying notes are an integral part of these financial statements.

KEELEY Small Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2008 (Unaudited)

Shares		Value
	Thrifts & Mortgage Finance – (continued)
395,504	Guaranty Financial Group, Inc. (a)	$4,200,252
890,000	Home Federal Bancorp, Inc. (b)	10,671,100
2,065,000	NewAlliance Bancshares, Inc. (c)	25,316,900
1,045,000	Provident Financial Services, Inc. (c)	14,776,300
1,770,000	Westfield Financial, Inc. (b)	17,292,900
		108,783,852
	Total Common Stocks
	(Cost $5,035,409,287)	$5,712,786,021

Principal
Amount		Value
	INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 9.96%
574,523,455	Mount Vernon Securities Lending Portfolio	$574,523,455
	Total Investments Purchased with Cash Proceeds From Securities Lending
	(Cost $574,523,455)	$574,523,455

	SHORT TERM INVESTMENTS – 0.83%
	Investment Companies - 0.83%
47,547,400	Fidelity Institutional Money Market Portfolio	$47,547,400
	Total Short Term Investments
	(Cost $47,547,400)	$47,547,400

	Total Investments – 109.87%
	(Cost $5,657,480,142)	$6,334,856,876
	Liabilities in Excess of Other Assets – (9.87)%	(569,098,669)
	TOTAL NET ASSETS – 100.00%	$5,765,758,207

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	(b) Affliated issuer. See Note 10 in Notes to the Financial Statements.

	(c) All or a portion of security is out on loan.

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2008 (Unaudited)

Shares		Value
	COMMON STOCKS – 99.43%
	Aerospace & Defense – 2.00%
5,000	Hexcel Corp. (a)	$95,550
3,600	KBR, Inc.	99,828
		195,378
	Auto Components – 1.26%
2,700	Wabco Holdings, Inc.	123,174
	Capital Markets – 4.34%
9,500	Epoch Holding Corp.	113,810
4,000	Janus Capital Group, Inc. (c)	93,080
13,000	Sanders Morris Harris Group, Inc.	106,080
2,500	Stifel Financial Corp. (a)(c)	112,250
		425,220
	Chemicals – 3.43%
2,000	FMC Corp.	110,980
2,500	Koppers Holdings, Inc.	110,775
7,000	Zep, Inc.	113,540
		335,295
	Commercial Banks – 2.20%
4,500	Marshall & Ilsley Corp. (c)	104,400
10,000	Synovus Financial Corp. (c)	110,600
		215,000
	Commercial Services & Supplies – 0.98%
5,500	PHH Corp. (a)	95,865
	Computers & Peripherals – 1.04%
4,600	Teradata Corp. (a)(c)	101,476
	Construction & Engineering – 9.74%
5,300	ABB Ltd. – ADR (c)	142,676
3,800	AECOM Technology Corp. (a)	98,838
2,500	Chicago Bridge & Iron Co. (c)	98,100
2,000	Foster Wheeler Ltd. (a)	113,240
3,200	Granite Construction, Inc.	104,672
17,000	Great Lakes Dredge & Dock Corp.	87,890
2,000	McDermott International, Inc. (a)	109,640
4,500	Quanta Services, Inc. (a)(c)	104,265
2,000	The Shaw Group, Inc. (a)	94,280
		953,601
	Construction Materials – 2.33%
900	Martin Marietta Materials, Inc. (c)	95,553
2,200	Texas Industries, Inc. (c)	132,242
		227,795
	Consumer Finance – 1.25%
7,500	Discover Financial Services (c)	122,775
	Containers & Packaging – 2.03%
2,500	Aptargroup, Inc. (c)	97,325
8,000	Temple-Inland, Inc.	101,760
		199,085
	Diversified Financial Services – 1.16%
2,500	Leucadia National Corp. (c)	113,050
	Electric Utilities – 2.15%
2,100	ITC Holdings Corp. (c)	109,326
4,500	Portland General Electric Co. (c)	101,475
		210,801
	Electrical Equipment – 5.43%
2,200	Acuity Brands, Inc. (c)	94,490
2,200	Ametek, Inc.	96,602
5,500	Chase Corp.	99,605
35,000	Magnetek, Inc. (a)	120,400
3,300	Thomas & Betts Corp. (a)	120,021
		531,118
	Energy Equipment & Services – 5.85%
3,000	Halliburton Co.	117,990
3,500	Helix Energy Solutions Group, Inc. (a)	110,250
2,500	Helmerich & Payne, Inc. (c)	117,175
5,000	Tesco Corp. (a)	119,750
3,500	Willbros Group, Inc. (a)(c)	107,100
		572,265

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2008 (Unaudited)

Shares		Value
	Food & Staples Retailing – 1.24%
3,000	CVS Corp.	$121,530
	Health Care Equipment & Supplies – 1.13%
2,500	Covidien Ltd.	110,625
	Hotels, Restaurants & Leisure – 4.49%
3,500	Gaylord Entertainment Co. (a)(c)	106,015
2,300	Orient-Express Hotels Ltd.	99,268
2,500	Vail Resorts, Inc. (a)(c)	120,725
5,500	Wyndham Worldwide Corp.	113,740
		439,748
	Household Durables – 1.30%
2,500	Snap-On, Inc.	127,125
	Independent Power Producers & Energy Traders – 1.13%
6,000	Calpine Corp. (a)	110,520
	Industrial Conglomerates – 1.73%
2,700	Walter Industries, Inc. (c)	169,101
	Insurance – 1.12%
4,000	Covanta Holding Corp. (a)(c)	110,000
	IT Services – 1.92%
5,000	Broadridge Financial Solutions, Inc.	88,000
5,000	Metavante Technologies, Inc.	99,950
		187,950
	Machinery – 20.28%
1,400	Bucyrus International, Inc. - Class A	142,310
2,800	Dover Corp. (c)	116,984
3,300	EnPro Industries, Inc. (a)(c)	102,927
1,100	Flowserve Corp.	114,818
5,400	Greenbrier Companies, Inc. (c)	143,208
2,000	Harsco Corp.	110,760
1,700	Joy Global, Inc. (c)	110,772
2,600	L.B. Foster Co. (a)	111,956
2,500	Manitowoc Co. (c)	102,000
5,000	Mueller Water Products, Inc. - Class A (c)	40,900
8,500	Mueller Water Products, Inc. - Class B (c)	66,980
2,700	Oshkosh Truck Corp. (c)	97,956
13,000	Portec Rail Products, Inc.	148,980
2,800	Tennant Co.	111,468
1,700	Terex Corp. (a)	106,250
4,100	Timken Co. (c)	121,852
7,000	Titan Machy, Inc. (a)(c)	130,900
3,900	Trinity Industries, Inc. (c)	103,935
		1,984,956
	Metals & Mining – 3.14%
3,600	Commercial Metals Co. (c)	107,892
2,000	Haynes International, Inc. (a)(c)	109,760
1,300	Kaiser Aluminum Corp.	90,090
		307,742
	Multiline Retail – 1.08%
8,500	Saks, Inc. (a)(c)	105,995
	Oil, Gas & Consumable Fuels – 8.37%
1,400	Consol Energy, Inc.	96,866
7,000	EXCO Resources, Inc. (a)	129,500
2,500	Penn Virginia Corp. (c)	110,225
6,000	PetroHawk Energy Corp. (a)(c)	121,020
2,300	Pioneer Natural Resources Co. (c)	112,976
2,100	Plains Exploration & Production Co. (a)	111,594
3,500	Sandridge Energy, Inc. (a)	137,025
		819,206
	Real Estate – 1.37%
5,400	Forestar Real Estate Group, Inc. (a)	134,514

The accompanying notes are an integral part of these financial statements.

KEELEY Small-Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2008 (Unaudited)

Shares		Value
	Road & Rail – 2.50%
3,600	Genesee & Wyoming, Inc. (a)(c)	$123,840
3,000	Kansas City Southern (a)(c)	120,330
		244,170
	Textiles, Apparel & Luxury Goods – 1.19%
4,000	Hanesbrands, Inc. (a)(c)	116,800
	Thrifts & Mortgage Finance – 2.25%
8,000	First Niagara Financial Group, Inc.	108,720
10,500	Guaranty Financial Group, Inc. (a)(c)	111,510
		220,230
	Total Common Stocks
	(Cost $9,836,429)	$9,732,110

Principal
Amount		Value
	INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 12.96%
1,268,463	Mount Vernon Securities Lending Portfolio	$1,268,463
	Total Investments Purchased with Cash Proceeds From Securities Lending
	(Cost $1,268,463)	$1,268,463

	SHORT TERM INVESTMENTS – 0.65%
	Variable Rate Demand Notes – 0.65%
63,300	U.S. Bank, N.A., 2.540% (b)	$63,300
	Total Short Term Investments
	(Cost $63,300)	$63,300

	Total Investments – 113.04%
	(Cost $11,168,192)	$11,063,873
	Liabilities in Excess of Other Assets – (13.04)%	(1,275,936)
	TOTAL NET ASSETS – 100.00%	$9,787,937

	Percentages are stated as a percent of net assets.

	ADR American Depository Receipt

	(a) Non Income Producing

	(b) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown is of March 31, 2008.

	(c) All or a portion of security is out on loan.

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2008 (Unaudited)

Shares	Value
	COMMON STOCKS – 99.98%
	Aerospace & Defense – 1.72%
74,000	KBR, Inc.	$2,052,020
	Auto Components – 2.02%
53,000	Wabco Holdings, Inc. (c)	2,417,860
	Capital Markets – 1.75%
90,000	Janus Capital Group, Inc. (c)	2,094,300
	Chemicals – 4.04%
49,500	Ashland, Inc.	2,341,350
44,800	FMC Corp. (c)	2,485,952
		4,827,302
	Commercial Banks – 1.39%
150,000	Synovus Financial Corp. (c)	1,659,000
	Commercial Services & Supplies – 2.17%
38,500	The Brink’s Co.	2,586,430
	Computers & Peripherals – 3.71%
99,500	NCR Corp. (a)(c)	2,271,585
98,000	Teradata Corp. (a)(c)	2,161,880
		4,433,465
	Construction & Engineering – 12.36%
82,000	AECOM Technology Corp. (a)(c)	2,132,820
52,000	Chicago Bridge & Iron Co. (c)	2,040,480
51,000	Foster Wheeler Ltd. (a)	2,887,620
56,000	McDermott International, Inc. (a)	3,069,920
110,000	Quanta Services, Inc. (a)(c)	2,548,700
44,000	The Shaw Group, Inc. (a)	2,074,160
		14,753,700
	Construction Materials – 3.41%
19,700	Martin Marietta Materials, Inc. (c)	2,091,549
33,000	Texas Industries, Inc. (c)	1,983,630
		4,075,179
	Containers & Packaging – 3.85%
58,500	Aptargroup, Inc. (c)	2,277,405
92,000	Crown Holdings, Inc. (a)(c)	2,314,720
		4,592,125
	Diversified Financial Services – 1.98%
52,300	Leucadia National Corp. (c)	2,365,006
	Diversified Telecommunication Services – 1.76%
200,000	Citizens Communications Co. (c)	2,098,000
	Electric Utilities – 1.46%
34,500	Allegheny Energy, Inc. (c)	1,742,250
	Electrical Equipment – 3.44%
52,000	Ametek, Inc.	2,283,320
50,000	Thomas & Betts Corp. (a)	1,818,500
		4,101,820
	Energy Equipment & Services – 4.72%
46,800	FMC Technologies, Inc. (a)	2,662,452
63,500	Helmerich & Payne, Inc. (c)	2,976,245
		5,638,697
	Hotels, Restaurants & Leisure – 1.79%
103,500	Wyndham Worldwide Corp.	2,140,380
	Household Durables – 4.04%
100,000	Newell Rubbermaid, Inc.	2,287,000
50,000	Snap-On, Inc.	2,542,500
		4,829,500
	Independent Power Producers & Energy Traders – 2.01%
130,500	Calpine Corp. (a)	2,403,810
	Industrial Conglomerates – 1.99%
38,000	Walter Industries, Inc. (c)	2,379,940
	Insurance – 1.87%
81,000	Covanta Holding Corp. (a)(c)	2,227,500
	IT Services – 3.52%
108,000	Broadridge Financial Solutions, Inc.	1,900,800
115,000	Metavante Technologies, Inc.	2,298,850
		4,199,650

The accompanying notes are an integral part of these financial statements.

KEELEY Mid Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2008 (Unaudited)

Shares		Value
	Machinery – 15.40%
53,000	Dover Corp. (c)	$2,214,340
43,000	Harsco Corp.	2,381,340
33,000	ITT Industries, Inc. (c)	1,709,730
44,000	Joy Global, Inc. (c)	2,867,040
59,000	Manitowoc Co. (c)	2,407,200
55,000	Oshkosh Truck Corp. (c)	1,995,400
40,500	Terex Corp. (a)	2,531,250
77,000	Timken Co. (c)	2,288,440
		18,394,740
	Metals & Mining – 2.06%
82,000	Commercial Metals Co. (c)	2,457,540
	Oil, Gas & Consumable Fuels – 11.71%
44,000	Consol Energy, Inc. (c)	3,044,360
53,000	Pioneer Natural Resources Co. (c)	2,603,360
48,500	Plains Exploration & Production Co. (a)(c)	2,577,290
90,000	Quicksilver Resources, Inc. (a)	3,287,700
31,500	Range Resources Corp. (c)	1,998,675
12,000	Sandridge Energy, Inc. (a)	469,800
		13,981,185
	Real Estate – 1.37%
65,500	Forestar Real Estate Group, Inc. (a)	1,631,605
	Road & Rail – 2.44%
72,500	Kansas City Southern (a)(c)	2,907,975
	Textiles, Apparel & Luxury Goods – 2.00%
82,000	Hanesbrands, Inc. (a)(c)	2,394,400
	Total Common Stocks
	(Cost $106,409,868)	$119,385,379

Principal
Amount		Value
	INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 14.22%
16,988,996	Mount Vernon Securities Lending Portfolio	$16,988,996
	Total Investments Purchased with Cash Proceeds From Securities Lending
	(Cost $16,988,996)	$16,988,996

	SHORT TERM INVESTMENTS – 0.41%
	Variable Rate Demand Notes – 0.41%
489,300	U.S. Bank, N.A., 2.540% (b)	$489,300
	Total Short Term Investments
	(Cost $489,300)	$489,300

	Total Investments – 114.61%
	(Cost $123,888,164)	$136,863,675
	Liabilities in Excess of Other Assets – (14.61)%	(17,448,656)
	TOTAL NET ASSETS – 100.00%	$119,415,019

	Percentages are stated as a percent of net assets.

	(a) Non Income Producing.

	(b) Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown is of March 31, 2008.

	(c) All or a portion of security is out on loan.

The accompanying notes are an integral part of these financial statements.

KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS
March 31, 2008 (Unaudited)

Shares		Value
	COMMON STOCKS – 98.68%
	Aerospace & Defense – 2.48%
43,000	Hexcel Corp. (a)(c)	$821,730
16,000	Honeywell International, Inc.	902,720
32,000	KBR, Inc.	887,360
		2,611,810
	Auto Components – 1.88%
36,000	The Goodyear Tire & Rubber Co. (a)(c)	928,800
23,000	Wabco Holdings, Inc. (c)	1,049,260
		1,978,060
	Capital Markets – 3.54%
18,000	Ameriprise Financial, Inc.	933,300
77,500	Epoch Holding Corp.	928,450
107,000	Sanders Morris Harris Group, Inc. (c)	873,120
22,000	Stifel Financial Corp. (a)(c)	987,800
		3,722,670
	Chemicals – 5.44%
19,000	Ashland, Inc. (c)	898,700
16,500	FMC Corp.	915,585
88,000	ICO, Inc. (a)	610,720
26,000	Koppers Holdings, Inc.	1,152,060
29,000	Terra Industries, Inc. (a)(c)	1,030,370
69,000	Zep, Inc.	1,119,180
		5,726,615
	Commercial Banks – 1.78%
42,500	Marshall & Ilsley Corp. (c)	986,000
80,000	Synovus Financial Corp. (c)	884,800
		1,870,800
	Commercial Services & Supplies – 2.05%
14,000	The Brink’s Co.	940,520
97,500	Hill International, Inc. (a)	1,219,725
		2,160,245
	Computers & Peripherals – 1.84%
42,000	NCR Corp. (a)(c)	958,860
44,300	Teradata Corp. (a)(c)	977,258
		1,936,118
	Construction & Engineering – 7.74%
44,000	ABB Ltd. - ADR (c)	1,184,480
36,500	AECOM Technology Corp. (a)(c)	949,365
24,000	Chicago Bridge & Iron Co. (c)	941,760
16,500	Foster Wheeler Ltd. (a)	934,230
98,000	Furmanite Corporation (a)	833,000
130,000	Great Lakes Dredge & Dock Corp.	672,100
44,000	Integrated Electrical Services, Inc. (a)	691,240
20,000	McDermott International, Inc. (a)	1,096,400
18,000	The Shaw Group, Inc. (a)	848,520
		8,151,095
	Construction Materials – 1.93%
9,200	Martin Marietta Materials, Inc. (c)	976,764
17,500	Texas Industries, Inc. (c)	1,051,925
		2,028,689
	Consumer Finance – 1.10%
71,000	Discover Financial Services (c)	1,162,270
	Containers & Packaging – 1.73%
23,500	Aptargroup, Inc. (c)	914,855
71,000	Temple-Inland, Inc. (c)	903,120
		1,817,975
	Diversified Financial Services – 2.24%
32,000	J.P. Morgan Chase & Co.	1,374,400
16,000	NYSE Euronext, Inc.	987,360
		2,361,760
	Diversified Telecommunication Services – 0.85%
85,000	Citizens Communications Co. (c)	891,650
	Electric Utilities – 0.88%
24,000	Allete, Inc.	926,880

The accompanying notes are an integral part of these financial statements.

     KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2008 (Unaudited)

Shares		Value
	Electrical Equipment – 2.51%
23,000	Acuity Brands, Inc. (c)	$987,850
210,000	Magnetek, Inc. (a)	722,400
25,500	Regal-Beloit Corp. (c)	934,065
		2,644,315
	Energy Equipment & Services – 3.73%
27,500	Halliburton Co.	1,081,575
27,500	Helix Energy Solutions Group, Inc. (a)	866,250
43,200	Tesco Corp. (a)	1,034,640
31,000	Willbros Group, Inc. (a)(c)	948,600
		3,931,065
	Food & Staples Retailing – 0.98%
25,500	CVS Corp.	1,033,005
	Health Care Equipment & Supplies – 1.03%
24,500	Covidien Ltd.	1,084,125
	Health Care Providers & Services – 0.87%
17,500	McKesson Corp.	916,475
	Hotels, Restaurants & Leisure – 3.35%
12,500	Las Vegas Sands Corp. (a)(c)	920,500
14,500	MGM Mirage (a)(c)	852,165
18,000	Orient-Express Hotels Ltd.	776,880
47,000	Wyndham Worldwide Corp.	971,960
		3,521,505
	Household Durables – 1.14%
23,500	Snap-On, Inc.	1,194,975
	Independent Power Producers & Energy Traders – 2.00%
61,000	Calpine Corp. (a)	1,123,620
125,000	Dynegy, Inc. (a)	986,250
		2,109,870
	Industrial Conglomerates – 3.47%
15,500	Textron, Inc.	859,010
25,000	Tyco International Ltd.	1,101,250
27,000	Walter Industries, Inc. (c)	1,691,010
		3,651,270
	IT Services – 2.79%
55,000	Broadridge Financial Solutions, Inc.	968,000
48,500	Metavante Technologies, Inc.	969,515
47,000	Western Union Co.	999,690
		2,937,205
	Machinery – 15.15%
66,000	Altra Holdings, Inc. (a)	887,700
37,500	American Railcar Industries, Inc. (c)	762,375
23,000	Badger Meter, Inc. (c)	993,600
24,000	Crane Co.	968,400
24,500	Dover Corp. (c)	1,023,610
19,000	Harsco Corp.	1,052,220
22,500	Ingersoll-Rand Co. (c)	1,003,050
15,000	ITT Industries, Inc. (c)	777,150
18,500	Joy Global, Inc. (c)	1,205,460
25,000	L.B. Foster Co. (a)	1,076,500
24,000	Manitowoc Co. (c)	979,200
40,000	Mueller Water Products, Inc. - Class A (c)	327,200
59,000	Mueller Water Products, Inc. - Class B (c)	464,920
83,000	Portec Rail Prods, Inc.	951,180
46,000	Tecumseh Products Co. (a)	1,411,280
18,500	Terex Corp. (a)	1,156,250
30,500	Timken Co. (c)	906,460
		15,946,555
	Metals & Mining – 6.70%
12,000	Allegheny Technologies, Inc. (c)	856,320
38,000	AMCOL International Corp. (c)	1,186,740
34,000	Commercial Metals Co. (c)	1,018,980
16,000	Haynes International, Inc. (a)(c)	878,080
13,500	Kaiser Aluminum Corp.	935,550
19,000	Peabody Energy Corp. (c)	969,000
9,500	United States Steel Corp.	1,205,265
		7,049,935

The accompanying notes are an integral part of these financial statements.

     KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2008 (Unaudited)

Shares		Value
	Multiline Retail – 1.77%
61,000	Dillard’s, Inc. (c)	$1,049,810
65,000	Saks, Inc. (a)(c)	810,550
		1,860,360
	Multi-Utilities – 0.87%
23,500	NRG Energy, Inc. (a)(c)	916,265
	Oil, Gas & Consumable Fuels – 7.84%
28,000	Comstock Resources, Inc. (a)(c)	1,128,400
41,000	Continental Resources, Inc. (a)(c)	1,307,490
61,000	EXCO Resources, Inc. (a)	1,128,500
60,000	PetroHawk Energy Corp. (a)(c)	1,210,200
85,000	Rex Energy Corporation (a)	1,414,400
20,000	Sandridge Energy, Inc. (a)	783,000
38,000	Southwestern Energy Co. (a)	1,280,220
		8,252,210
	Paper & Forest Products – 0.81%
125,500	Domtar Corp. (a)	857,165
	Real Estate – 1.30%
55,002	Forestar Real Estate Group, Inc. (a)	1,370,100
	Road & Rail – 2.12%
34,000	Genesee & Wyoming, Inc. (a)(c)	1,169,600
8,500	Union Pacific Corp.	1,065,730
		2,235,330
	Specialty Retail – 1.93%
27,415	Eddie Bauer Holdings, Inc. (a)	106,645
56,000	Rex Stores Corp. (a)	1,101,520
120,000	Sally Beauty Holdings, Inc. (a)	828,000
		2,036,165
	Textiles, Apparel & Luxury Goods – 1.05%
38,000	Hanesbrands, Inc. (a)(c)	1,109,600
	Thrifts & Mortgage Finance – 1.79%
72,000	First Niagara Financial Group, Inc.	978,480
85,002	Guaranty Financial Group, Inc. (a)(c)	902,720
		1,881,200
	Total Common Stocks
	(Cost $101,108,412)	$103,885,332

The accompanying notes are an integral part of these financial statements.

     KEELEY All Cap Value Fund
SCHEDULE OF INVESTMENTS (Continued)
March 31, 2008 (Unaudited)

Principal
Amount		Value
	INVESTMENTS PURCHASED WITH CASH PROCEEDS FROM SECURITIES LENDING – 11.93%
12,557,105	Mount Vernon Securities Lending Portfolio	$12,557,105
	Total Investments Purchased with Cash Proceeds From Securities Lending
	(Cost $12,557,105)	$12,557,105

	SHORT TERM INVESTMENTS – 0.63%
	Variable Rate Demand Notes – 0.63%
660,900	U.S. Bank, N.A., 2.540% (b)	$660,900
	Total Short Term Investments
	(Cost $660,900)	$660,900

	Total Investments – 111.24%
	(Cost $114,326,416)	$117,103,337
	Liabilities in Excess of Other Assets – (11.24)%	(11,829,476)
	TOTAL NET ASSETS – 100.00%	$105,273,861

	Percentages are stated as a percent of net assets.

	ADR American Depository Receipt

	(a) Non Income Producing

	(b)	Variable rate demand notes are considered short-term obligations and are payable on demand. Interest rates change periodically on specified dates. The rate shown is as of March 31, 2007.

	(c) All or a portion of security is out on loan.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
STATEMENT OF ASSETS AND LIABILITIES
March 31, 2008 (Unaudited)

		Small-Mid
	Small Cap	Cap Value	Mid Cap	All Cap
	Value Fund	Fund	Value Fund	Value Fund
ASSETS:
Investments, at value (1)
Unaffiliated issuers	$4,953,419,556	$11,063,873	$136,863,675	$117,103,337
Affiliated issuers	1,381,437,320	—	—	—
Cash	—	—	24,786	26,296
Receivable for investments sold	7,169,860	—	—	227,765
Receivable for shares issued	27,963,847	170,668	459,173	1,430,375
Dividends and interest receivable	3,169,808	5,991	27,084	37,788
Prepaid expenses and other assets	389,747	8,721	39,693	32,963
Total Assets	6,373,550,138	11,249,253	137,414,411	118,858,524
LIABILITIES:
Payable for investments purchased	17,474,420	154,186	552,119	787,186
Payable for shares redeemed	8,661,825	—	290,710	101,817
Payable upon return of securities on loan	574,523,455	1,268,463	16,988,996	12,557,105
Payable to Adviser	4,332,191	12,943	93,816	79,405
Accrued 12b-1 fees - Class A	1,011,226	1,390	23,583	16,121
Other accrued expenses	1,788,814	24,334	50,168	43,029
Total Liabilities	607,791,931	1,461,316	17,999,392	13,584,663
NET ASSETS	$5,765,758,207	$9,787,937	$119,415,019	$105,273,861
NET ASSETS CONSIST OF:
Capital stock	$5,288,352,143	$10,158,012	$113,337,517	$107,128,390
Accumulated undistributed net investment
gain/(loss)	(14,675,109)	(8,651)	82,376	(5,819)
Accumulated undistributed net realized
loss on investments	(185,295,561)	(257,105)	(6,980,385)	(4,625,631)
Net unrealized appreciation on investments	677,376,734	(104,319)	12,975,511	2,776,921
NET ASSETS	$5,765,758,207	$9,787,937	$119,415,019	$105,273,861
CAPITAL STOCK, $0.0001 par value
Class A Shares
Authorized	500,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	217,875,822	795,638	9,281,128	7,515,724
NET ASSETS	$5,734,447,813	$7,920,346	$118,238,992	$89,434,848
NET ASSET VALUE AND REDEMPTION
PRICE PER SHARE	$26.32	$9.95	$12.74	$11.90
MAXIMUM OFFERING PRICE
PER SHARE (2)	$27.56	$10.42	$13.34	$12.46
Class I Shares
Authorized	100,000,000	100,000,000	100,000,000	100,000,000
Issued and outstanding	1,188,238	187,419	92,170	1,330,127
NET ASSETS	$31,310,394	$1,867,591	$1,176,027	$15,839,013
NET ASSET VALUE AND REDEMPTION
PRICE PER SHARE	$26.35	$9.96	$12.76	$11.91

(1) Cost of Investments
Unaffiliated issuers	$4,300,743,880	$11,168,192	$123,888,164	$114,326,416
Affiliated issuers	1,356,736,262	—	—	—

(2) Includes a sales load of 4.50% (see Note 7).

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
STATEMENT OF OPERATIONS
For the Six Months Ended
March 31, 2008 (Unaudited)

		Small-Mid
	Small Cap	Cap Value	Mid Cap	All Cap
	Value Fund	Fund	Value Fund	Value Fund
INVESTMENT INCOME:
Dividend income
Unaffiliated issuers	$15,942,636	$47,505	$854,952	$589,756
Affiliated issuers	5,478,557	—	—	—
Less: Foreign withholding tax	(10,316)	(21)	(293)	(156)
Interest income	655,180	1,699	34,465	42,510
Securities Lending Income, net	342,760	303	4,031	4,507
Other Income	57	—	62	107
Total Investment Income	22,408,874	49,486	893,217	636,724

EXPENSES:
Investment advisory fees	25,575,273	36,342	583,183	467,549
12b-1 fees - Class A	6,954,976	6,784	145,171	108,965
Transfer agent fees and expenses	2,702,805	4,426	48,452	36,086
Federal and state registration fees	166,475	2,188	21,934	18,835
Audit Expense	45,571	11,183	3,467	3,335
Fund accounting and administration fees	554,379	2,544	12,712	10,804
Directors’ fees	171,459	10,564	13,649	12,894
Custody fees	198,067	3,223	6,521	7,825
Reports to shareholders	327,702	649	9,287	8,472
Other	387,276	1,359	11,267	8,944
Total expenses before reimbursement	37,083,983	79,262	855,643	683,709
Reimbursement of expenses by Advisor	—	(30,747)	(44,802)	(41,166)
NET EXPENSES	37,083,983	48,515	810,841	642,543

NET INVESTMENT INCOME/(LOSS)	(14,675,109)	971	82,376	(5,819)
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS:
Net realized loss on investments	(166,042,042)	(254,564)	(4,689,178)	(3,455,315)
Change in net unrealized appreciation
on investments	(226,739,601)	(517,894)	(8,628,037)	(6,464,692)
Net Loss on Investments	(392,781,643)	(772,458)	(13,317,215)	(9,920,007)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(407,456,752)	$(771,487)	$(13,234,839)	$(9,925,826)

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS

	Small Cap Value Fund

	Six Months
	Ended	Year Ended
	March 31, 2008	September 30,
	(Unaudited)	2007
OPERATIONS:
Net investment income/(loss)	$(14,675,109)	$(24,730,497)
Net realized loss on investments	(166,042,042)	149,910,416
Change in net unrealized appreciation on investments	(226,739,601)	658,857,690
Net increase/(decrease) in net assets resulting from operations	(407,456,752)	784,037,609

DISTRIBUTIONS:
Net investment income - Class A	—	—
Net investment income - Class I	—	—
Net realized gains - Class A	(138,851,935)	(34,902)
Total Distributions	(138,851,935)	(34,902)

CAPITAL STOCK TRANSACTIONS:
Class A Shares
Proceeds from shares issued	1,450,053,876	2,920,915,219
Proceeds from distributions reinvested	127,189,335	32,024
Cost of shares redeemed	(886,753,984)	(867,004,922)
Net increase from capital stock transactions	690,489,227	2,053,942,321

Class I Shares
Proceeds from shares issued	30,985,183	—
Proceeds from distributions reinvested	—	—
Cost of shares redeemed	(1,192,445)	—
Net increase from capital stock transactions	29,792,738	—

TOTAL INCREASE IN NET ASSETS	173,973,278	2,837,945,028

NET ASSETS:
Beginning of period	5,591,784,929	2,753,839,901
End of period	$5,765,758,207	$5,591,784,929
Accumulated undistributed net investment income/(loss)	$(14,675,109)	$—

CAPITAL SHARE TRANSACTIONS:
Class A Shares
Shares Sold	54,026,119	106,925,545
Issued to shareholder in reinvestment of dividends	4,644,116	1,216
Shares redeemed	(33,941,691)	(32,004,504)
Net increase from capital stock transactions	24,728,544	74,922,257
Class I Shares
Shares Sold	1,237,227	N/A
Issued to shareholder in reinvestment of dividends	—	N/A
Shares redeemed	(48,989)	N/A
Net increase from capital stock transactions	1,188,238	—

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

Small-Mid Cap Value Fund		Mid Cap Value Fund		All Cap Value Fund
	Period from
Six Months	August 15, 2007	Six Months		Six Months
Ended	(Commencement	Ended	Year Ended	Ended	Year Ended
March 31, 2008	of Operations) to	March 31, 2008	September 30,	March 31, 2008	September 30,
(Unaudited)	September 30, 2007	(Unaudited)	2007	(Unaudited)	2007
$971	$(2,093)	$82,376	$(348,475)	$(5,819)	$(238,263)
(254,564)	(2,541)	(4,689,178)	(913,334)	(3,455,315)	(979,339)
(517,894)	413,575	(8,628,037)	20,689,110	(6,464,692)	9,346,247
(771,487)	408,941	(13,234,839)	19,427,301	(9,925,826)	8,128,645

(5,743)	—	—	—	—	(6,639)
(3,879)	—	—	—	—	—
—	—	—	—	—	—
(9,622)	—	—	—	—	(6,639)

5,990,095	3,371,475	43,093,414	56,612,303	37,405,523	58,739,310
5,393	—	—	—	—	5,943
(1,239,007)	—	(20,195,180)	(21,980,154)	(15,561,542)	(4,805,746)
4,756,481	3,371,475	22,898,234	34,632,149	21,843,981	53,939,507

1,865,928	1,000,000	1,179,658	—	17,531,819	—
3,879	—	—	—	—	—
(837,658)	—	—	—	(1,166,056)	—
1,032,149	1,000,000	1,179,658	—	16,365,763	—
5,007,521	4,780,416	10,843,053	54,059,450	28,283,918	62,061,513

4,780,416	—	108,571,966	54,512,516	76,989,943	14,928,430.00
$9,787,937	$4,780,416	$119,415,019	$108,571,966	$105,273,861	$76,989,943
$971	$(2,093)	$82,376	$—	$(5,819)	$—

576,402	336,925	3,232,887	4,277,414	2,939,344	4,721,352
491	—	—	—	—	524
(118,180)	—	(1,631,459)	(1,741,312)	(1,255,975)	(393,292)
458,713	336,925	1,601,428	2,536,102	1,683,369	4,328,584

175,333	100,000	92,170	N/A	1,427,450	N/A
353	—	—	N/A	—	N/A
(88,267)	—	—	N/A	(97,323)	N/A
87,419	100,000	92,170	—	1,330,127	—

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Small Cap Value Fund

	Six Months
	Ended
	March 31, 2008		Year Ended September 30,
	(Unaudited)		2007	2006	2005	2004	2003
CLASS A
PER SHARE
DATA (1)
Net asset value,
beginning of
period	$28.95		$23.29	$21.73	$16.98	$12.44	$10.95

Income from
investment
operations:
Net investment loss	(0.07)		(0.13)	(0.07)	(0.06)	(0.06)	(0.08)
Net realized and
unrealized
gain/(loss) on
investments	(1.89)		5.79	2.04	5.41	4.60	2.23
Total from
investment
operations	(1.96)		5.66	1.97	5.35	4.54	2.15

Less distributions:
Net realized gains	(0.67)		— (2)	(0.41)	(0.60)	—	(0.66)
Net asset value,
end of period	$26.32		$28.95	$23.29	$21.73	$16.98	$12.44

Total return (3)	(6.85	)% (4)	24.30%	8.25%	32.37%	36.45%	20.61%

Supplemental data
and ratios:
Net assets, end of
period (in 000’s)	$5,734,448		$5,591,785	$2,753,840	$850,184	$206,976	$90,471
Ratio of expenses
to average net
assets	1.33	% (5)	1.33%	1.39%	1.52%	1.64%	1.75%
Ratio of net
investment loss
to average net
assets	(0.53	)% (5)	(0.58)%	(0.47)%	(0.50)%	(0.57)%	(0.68)%
Portfolio turnover
rate	6.49	% (4)	29.60%	17.58%	22.93%	29.63%	38.83%

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Small Cap Value Fund

	Period from
	December 31, 2007
	(Commencement
	of Operations) to
	March 31, 2008
	(Unaudited)
CLASS I
PER SHARE DATA (6)
Net asset value, beginning of period	$27.28

Income from investment operations:
Net investment loss	0.00	(2)
Net realized and unrealized loss on investments	(0.93)
Total from investment operations	(0.93)

Less distributions:
Net realized gains	—
Net asset value, end of period	$26.35

Total return	(3.41	)% (4)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$31,310
Ratio of expenses to average net assets	1.17	% (5)
Ratio of net investment loss to average net assets	(0.10)	% (5)
Portfolio turnover rate	6.49	% (4)

(1)	Per share data is for a share outstanding during the period. On July 10, 2006, the Board of Directors declared a 2 for 1 stock split of the Fund’s shares, which subsequently were re-named Class A shares. As a result of the split, each share was converted into two shares on that date. Per share data for all six periods is for a share outstanding throughout the period reflecting the impact of the stock split.
(2)	Amount calculated is less than $0.005 per share.
(3)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 to the financial statements).
(4)	Not annualized.
(5)	Annualized.
(6)	Per share data is for a share outstanding throughout the period.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Small-Mid Cap Value Fund

			Period from
			August 15, 2007
			(Commencement
	Six Months Ended		of Operations) to
	March 31, 2008		September 30,
	(Unaudited)		2007
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$10.94		$10.00

Income from investment operations:
Net investment income/(loss)	0.01		(0.01)
Net realized and unrealized gain/(loss) on investments	(0.99)		0.95
Total from investment operations	(0.98)		0.94

Less distributions:
Net investment income	(0.01)		—
Net asset value, end of period	$9.95		$10.94

Total return (2)	(8.95	)% (3)	9.40	% (3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$7,920		$3,685
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	2.23	% (4)(5)	11.79	% (4)
After reimbursement of expenses by Adviser	1.40	% (4)(5)	1.39	% (4)
Ratio of net investment loss to average net assets
Before reimbursement of expenses by Adviser	(0.90	)% (4)	(10.88	)% (4)
After reimbursement of expenses by Adviser	(0.07	)% (4)	(0.49	)% (4)
Portfolio turnover rate	7.74	% (3)	0.91	% (3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Small-Mid Cap Value Fund

			Period from
			August 15, 2007
			(Commencement
	Six Months Ended		of Operations) to
	March 31, 2008		September 30,
	(Unaudited)		2007
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$10.95		$10.00

Income from investment operations:
Net investment income/(loss)	0.04		0.00	(6)
Net realized and unrealized gain/(loss) on investments	(1.01)		0.95
Total from investment operations	(0.97)		0.95

Less distributions:
Net investment income	(0.02)		—
Net asset value, end of period	$9.96		$10.95

Total return	(8.87	)% (3)	9.50	% (3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$1,868		$1,095
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	2.05	% (4)(5)	10.97	% (4)
After reimbursement of expenses by Adviser	1.14	% (4)(5)	1.14	% (4)
Ratio of net investment gain/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.59	)% (4)	(10.01	)% (4)
After reimbursement of expenses by Adviser	0.31	% (4)	(0.18	)% (4)
Portfolio turnover rate	7.74	% (3)	0.91	% (3)

(1)	Per share data is for a share outstanding throughout the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 to the financial statements).
(3)	Not annualized.
(4)	Annualized.
(5)	The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement (see Note 3 to the financial statements). The before expense reimbursement and after expense reimbursement ratios, excluding interest expense for Class A shares were 2.22% and 1.39%, respectively, and for Class I shares were 2.04% and 1.13%, respectively, for the six months ended March 31, 2008.
(6)	Amount calculated is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY Mid Cap Value Fund

						Period from
						August 15, 2005
	Six Months					(Commencement
	Ended		Year Ended		Year Ended	of Operations) to
	March 31, 2008		September 30,		September 30,	September 30,
	(Unaudited)		2007		2006	2005
CLASS A
PER SHARE DATA (1)
Net asset value,
beginning of period	$14.14		$10.60		$10.43	$10.00

Income from investment
operations:
Net investment income/(loss)	0.01		(0.05)		(0.08)	(0.01)
Net realized and unrealized
gain/(loss) on investments	(1.41)		3.59		0.25	0.44
Total from investment
operations	(1.40)		3.54		0.17	0.43
Net asset value, end of period	$12.74		$14.14		$10.60	$10.43

Total return (2)	(9.90	)% (3)	33.40%		1.63%	4.30	% (3)

Supplemental data and ratios:
Net assets, end of period
(in 000’s)	$118,239		$108,572		$54,513	$11,469
Ratio of expenses to
average net assets
Before reimbursement of
expenses by Adviser	1.47	% (4)(5)	1.47	% (7)	2.27%	9.87	% (4)
After reimbursement of
expenses by Adviser	1.39	% (4)(5)	1.46	% (7)	1.94%	2.00	% (4)
Ratio of net investment gain/(loss)
to average net assets
Before reimbursement of
expenses by Adviser	0.07	% (4)	(0.49)%		(1.42)%	(9.19	)% (4)
After reimbursement of
expenses by Adviser	0.14	% (4)	(0.48)%		(1.10)%	(1.32	)% (4)
Portfolio turnover rate	16.85	% (3)	57.71%		63.76%	0.00	% (3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY Mid Cap Value Fund

	Period from
	December 31, 2007
	(Commencement
	of Operations) to
	March 31, 2008
	(Unaudited)
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$14.20

Income from investment operations:
Net investment loss	0.00	(6)
Net realized and unrealized loss on investments	(1.44)
Total from investment operations	(1.44)
Net asset value, end of period	$12.76

Total return	(10.14	)% (3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$1,176
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	1.26	% (4)(5)
After reimbursement of expenses by Adviser	1.14	% (4)(5)
Ratio of net investment loss to average net assets
Before reimbursement of expenses by Adviser	(0.26	)% (4)
After reimbursement of expenses by Adviser	(0.14	)% (4)
Portfolio turnover rate	16.85	% (3)

(1)	Per share data is for a share outstanding throughout the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 to the financial statements).
(3)	Not annualized.
(4)	Annualized.
(5)	The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement (see Note 3 to the financial statements). The before expense reimbursement and after expense reimbursement ratios, excluding interest expense for Class A shares were 1.47% and 1.39%, respectively, and for Class I shares were 1.26% and 1.14%, respectively, for the six months ended March 31, 2008.
(6)	Amount calculated is less than $0.005 per share.
(7)	The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement (see Note 3 to the financial statements). The before expense reimbursement and after expense reimbursement ratios, excluding interest expense were 1.46% and 1.45%, respectively, for the year ended September 30, 2007.

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS
KEELEY All Cap Value Fund

					Period from
					June 14, 2006
	Six Months				(Commencement
	Ended		Year Ended		of Operations) to
	March 31, 2008		September 30,		September 30,
	(Unaudited)		2007		2006
CLASS A
PER SHARE DATA (1)
Net asset value, beginning of period	$13.20		$9.93		$10.00

Income from investment operations:
Net investment loss	0.00	(6)	(0.04)		(0.01)
Net realized and unrealized gain/(loss) on
investments	(1.30)		3.31		(0.06)
Total from investment operations	(1.30)		3.27		(0.07)

Less distributions:
Net realized gains	—		—	(6)	—
Net asset value, end of period	$11.90		$13.20		$9.93

Total return (2)	(9.85	)% (3)	32.97%		(0.70	)% (3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$89,435		$76,997		$14,928
Ratio of expenses to average net assets
Before reimbursement of expenses
by Adviser	1.48	% (4)(5)	1.61	% (7)	3.97	% (4)
After reimbursement of expenses
by Adviser	1.39	% (4)(5)	1.49	% (7)	1.72	% (4)
Ratio of net investment loss to average
net assets
Before reimbursement of expenses
by Adviser	(0.10	)% (4)	(0.70)%		(2.82	)% (4)
After reimbursement of expenses
by Adviser	(0.02	)% (4)	(0.58)%		(0.57	)% (4)
Portfolio turnover rate	14.86	% (3)	45.71%		25.66	% (3)

The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS (Continued)
KEELEY All Cap Value Fund

	Period from
	December 31, 2007
	(Commencement
	of Operations) to
	March 31, 2008
	(Unaudited)
CLASS I
PER SHARE DATA (1)
Net asset value, beginning of period	$13.33

Income from investment operations:
Net investment income	0.00	(6)
Net realized and unrealized gains on investments	(1.42)
Total from investment operations	(1.42)
Net asset value, end of period	$11.91

Total return	(10.65	)% (3)

Supplemental data and ratios:
Net assets, end of period (in 000’s)	$15,839
Ratio of expenses to average net assets
Before reimbursement of expenses by Adviser	1.26	% (4)(5)
After reimbursement of expenses by Adviser	1.14	% (4)(5)
Ratio of net investment gain/(loss) to average net assets
Before reimbursement of expenses by Adviser	(0.10	)% (4)
After reimbursement of expenses by Adviser	0.03	% (4)
Portfolio turnover rate	14.86	% (3)

(1)	Per share data is for a share outstanding throughout the period.
(2)	The total return calculation does not reflect the sales load imposed on the purchase of shares (see Note 7 to the financial statements).
(3)	Not annualized.
(4)	Annualized.
(5)	The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement (see Note 3 to the financial statements). The before expense reimbursement and after expense reimbursement ratios, excluding interest expense for Class A shares were 1.47% and 1.39%, respectively, and for Class I shares were 1.26% and 1.14%, respectively, for the six months ended March 31, 2008.
(6)	Amount calculated is less than $0.005 per share.
(7)	The ratio of expenses to average net assets includes interest expense, which is excluded for purposes of calculating the expense reimbursement (see Note 3 to the financial statements). The before expense reimbursement and after expense reimbursement ratios, excluding interest expense were 1.60% and 1.48%, respectively, for the year ended September 30, 2007.

The accompanying notes are an integral part of these financial statements.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS
March 31, 2008 (Unaudited)

1.	ORGANIZATION

KEELEY Funds, Inc. (the “Company”) was organized on April 7, 2005 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a diversified, open-end investment company. The Company consists of KEELEY Small Cap Value Fund (“KSCVF”), KEELEY Mid Cap Value Fund, (“KMCVF”), KEELEY All Cap Value Fund (“KACVF”) and KEELEY Small-Mid Cap Value Fund (“KSMVF”), (individually a “Fund,” collectively, the “Funds”) each with two classes of shares: Class A and Class I. As noted in the Funds’ Prospectus, Class I is an institutional class and does not charge a sales load or a 12b-1 fee to its shareholders. KSCVF, KMCVF, KACVF and KSMVF commenced operations on October 1, 1993, August 15, 2005, June 14, 2006 and August 15, 2007, respectively. As part of a plan of reorganization, on December 31, 2007, KSCVF succeeded from Keeley Small Cap Value Fund, Inc. (an individual and separate open-end investment company).

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

a) Investment Valuation – Securities which are traded on a recognized stock exchange are valued at the last sale price each day on the securities exchange on which such securities are primarily traded or at the last sale price on a national securities exchange. Exchange-traded securities for which there were no transactions are valued at the current bid prices. Securities traded on only over-the-counter markets are valued on the basis of last sale price, or closing over-the-counter bid prices when there is no last sale price available. Debt securities (other than short-term obligations) are valued by a service that uses electronic data processing methods, avoiding exclusive reliance on exchange or over-the-counter prices. Debt securities purchased within 60 days of their stated maturity date are valued at amortized cost, which approximates fair value. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith pursuant to procedures adopted by the Board of Directors. For each investment that is fair valued, if any, it is taken into consideration, to the extent applicable,

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2008 (Unaudited)

various factors including, but not limited to, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors.

     In September 2006, the Financial Accounting Standards Board issued its new Standard No. 157, “Fair Value Measurements” (“FAS 157”). FAS 157 is designed to unify guidance for the measurement of fair value of all types of assets, including financial instruments, and certain liabilities, throughout a number of accounting standards. FAS 157 also establishes a hierarchy for measuring fair value in generally accepted accounting principles and expands financial statement disclosures about fair value measurements that are relevant to mutual funds. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and earlier adoption is permitted. At this time, management believes the adoption of FAS 157 will have no material impact on the financial statements of the Company.

     b) Federal Income and Excise Taxes – It is the Company’s policy to meet the requirements of Subtitle A, Chapter 1, Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute substantially all investment company net taxable income and net capital gains to shareholders in a manner which results in no tax cost to the Company. Therefore, no federal income or excise tax provision is required.

     Effective March 31, 2008, the Funds adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 Accounting for Uncertainty in Income Taxes (“FIN 48”), a clarification of FASB Statement No. 109 Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The adoption of FIN 48 had no impact on the Funds’ net assets or results of operations.

     c) Distributions to Shareholders – Dividends from net investment income, if any, will be declared and paid annually. Distributions of net realized gains, if any, will be declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Company may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles. For the year ended September 30, 2007, KSCVF, KMCVF, KACVF and KSMVF increased undistributed net investment income by $24,730,497, $348,475, $244,902 and $2,093, respectively and decreased paid in capital by $24,758,343, $348,475, $244,245 and $2,093, respectively. Additionally, KSCVF increased accumulated net realized gain by $27,846, and KACVF increased accumulated undistributed net realized loss on investments by $657. These reclassifications between capital accounts were made for only those differences that are permanent in nature.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2008 (Unaudited)

d) Other – Investment transactions are recorded on the trade date. The Company determines the gain or loss realized from investment transactions by comparing the identified original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts using the effective interest method.

Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

     Expenses common to all portfolios are allocated among the Funds based upon their relative net asset values or other appropriate allocation methods.

     e) Guarantees and Indemnifications – In the normal course of business, the Company may enter into a contract with service providers that contains general indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims against the Company that have not yet occurred. Based on experience, the Company expects the risk of loss to be remote.

     f) Securities Lending – The Funds may lend their portfolio securities to banks, brokers and dealers. Lending Funds’ securities exposes the Funds to risks such as the following: (i) the borrower may fail to return the loaned securities, (ii) the borrower may not be able to provide additional collateral, or (iii) the Funds may experience delays in recovery of the loaned securities or loss of right in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral with the Funds’ custodian, marked to market daily, in the form of cash and/or U.S. government obligations, in an amount at least equal to 102% of the market value of the loaned securities. As of March 31, 2008, KSCVF, KMCVF, KACVF and KSMVF had a market value of securities loaned of $557,797,778, $16,496,274, $12,158,917 and $1,231,158, and received cash collateral for the loans of $574,523,455, $16,988,996, $12,557,105 and $1,268,463, respectively.

3.	INVESTMENT ADVISORY AGREEMENT

The Company has an agreement with Keeley Asset Management Corp. (the “Adviser”), with whom certain officers and directors of the Company are affiliated, to furnish investment advisory services to the Company (the “Investment Advisory Agreement”). Under the terms of this agreement, KSCVF pays the adviser a monthly fee at the annual rate of 1.00% of the Fund’s first $1 billion and 0.90% in excess of $1 billion of the Fund’s average daily net assets and KMCVF, KACVF and KSMVF

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2008 (Unaudited)

each pay the Adviser a monthly fee at the annual rate of 1.00% of each Fund’s first $350 million, 0.90% of the next $350 million, and 0.80% in excess of $700 million of each Fund’s average daily net assets.

     The Adviser has contractually agreed to waive fees and/or reimburse expenses with respect to KMCVF, KACVF and KSMVF until September 30, 2009 (“Expense Cap Agreement”), such that total expenses, exclusive of interest, taxes, litigation, brokerage commissions, charges from buying and selling Fund securities and other extraordinary expenses will not exceed the following amounts of average daily net assets of the respective Fund:

Fund	Class A	Class I
KMCVF	1.39%	1.14%
KACVF	1.39%	1.14%
KSMVF	1.39%	1.14%

     Any reimbursements or fee waivers made by the Adviser to a Fund are subject to repayment by the Fund, to the extent that the Fund is able to make the repayment within its Expense Cap Agreement. Under the Expense Cap Agreement, such recoupments must be made within three years following the fiscal year in which the Adviser reduced its compensation and/or assumed expenses for the applicable Fund. The Adviser did not recoup any fees previously waived or reimbursed under the Expense Cap Agreement during the six month period ended March 31, 2008.

	Recovery Expiring on
Fund	9/30/08	9/30/09	9/30/10
KMCVF	$80,430	$123,634	$9,126
KACVF	—	65,150	49,240
KSMVF - Class A	—	—	39,797
KSMVF - Class I	—	—	12,782

4.     DISTRIBUTION PLAN

     The Company has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act for all Class A shares. The Plan is designed to reimburse Keeley Investment Corp. (the “Distributor”), with whom certain officers and directors of the Company are affiliated, for certain promotional and other sales related costs and to permit the Company to compensate other dealers of its shares. Unreimbursed amounts may be carried forward and paid in a subsequent year, to the extent that total expenses under the plan do not exceed 0.25% of the average daily net assets of the Funds. The Funds paid to the Distributor and each dealer a monthly fee at the annual rate of 0.25% of the average daily net assets of Fund shares beneficially owned by the Distributor’s and each dealer’s existing brokerage clients. For the period from October 1, 2007 to March 31, 2008, KSCVF - Class A paid $ 6,954,976 in distribution fees, of which $ 418,841 was paid to the Distributor. KMCVF - Class A paid

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2008 (Unaudited)

$145,171 in distribution fees, of which $32,920 was paid to the Distributor, KACVF - Class A paid $108,965 in distribution fees, of which $28,336 was paid to the Distributor, and KSMVF - Class A paid $6,784 in distribution fees, of which $5,007 was paid to the Distributor.

5.	INVESTMENT TRANSACTIONS

The aggregate cost of purchases and proceeds from sales of securities, excluding short-term investments, for the period from October 1, 2007 to March 31, 2008, were as follows:

	U.S. Government
	Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
KSCVF	$—	$—	$869,774,526	$364,439,839
KMCVF	—	—	46,073,243	19,605,852
KACVF	—	—	52,516,839	13,762,263
KSMVF	—	—	6,331,787	571,486

For the period from October 1, 2007 to March 31, 2008, KSCVF, KMCVF, KACVF and KSMVF paid $3,245,203, $124,720, $165,580 and $16,201, respectively, in brokerage commissions on trades of securities to the Distributor.

6.	FEDERAL INCOME TAX INFORMATION

At September 30, 2007, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes were as follows:

	KSCVF	KMCVF	KACVF	KSMVF
Cost of Investments	$4,700,606,522	$86,927,327	$67,902,154	$4,335,592
Gross Unrealized Appreciation	$1,142,875,163	$22,610,014	$11,648,091	$436,290
Gross Unrealized Depreciation	(240,357,051)	(1,172,239)	(2,406,481)	(22,715)
Net Unrealized Appreciation
on investments	$902,518,112	$21,437,775	$9,241,610	$413,575

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences resulting from wash sale transactions during the year.

     At September 30, 2007, KSCVF, KMCVF, KACVF and KSMVF had net Post-October realized capital losses of $0, $824,730, $922,291 and $2,541 respectively, from transactions between November 1, 2006, and September 30, 2007.

     At September 30, 2007, KMCVF had accumulated capital loss carryforwards for federal income tax purposes of $70,829 and $1,229,875 expiring on September 30, 2014 and September 30, 2015, respectively and KACVF had accumulated capital loss carryforwards for federal income tax purposes of $248,022 expiring on September 30, 2015. To the extent that KMCVF or KACVF may realize future net capital gains, those gains will be offset by any of their unused respective capital loss carryforwards.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2008 (Unaudited)

     The tax character of distributions paid during the fiscal year ended September 30, 2007 and 2006 were as follows:

	Ordinary		Long-Term
	Income		Capital Gains		Return of Capital
Fund	2007	2006	2007	2006	2007	2006
KSCVF	—	—	$34,902	$9,190,330	—	—
KMCVF	—	—	—	—	—	—
KACVF	—	—	—	—	$6,639	—
KSMVF	—	—	—	—	—	—

     As of September 30, 2007 the components of accumulated earnings on a tax basis were as follows:

	KSCVF	KMCVF	KACVF	KSMVF
Accumulated Capital and Other Losses	$121,196,639	$(2,125,434)	$(1,170,313)	$(2,541)
Unrealized Appreciation on Investments	902,518,112	21,437,775	9,241,610	413,575
Total Accumulated Earnings	$1,023,714,751	$19,312,341	$8,071,297	$411,034

7.	OFFERING PRICE PER SHARE

The public offering price for Class A shares is the net asset value plus a sales charge, which varies in accordance with the amount of the purchase up to a maximum of 4.50%. The public offering price for Class I shares is the net asset value.

The Distributor retains the entire sales charge when it makes sales directly to the public. Otherwise, when sales are made through dealers, the Distributor receives a portion of the related sales charge. For the period from October 1, 2007 to March 31, 2008, the Distributor received $506,071, $40,321, $37,047 and $13,231, of sales charges on behalf of KSCVF, KMCVF, KACVF and KSMVF, respectively. Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

As specified in the Funds’ Prospectuses, reduced sales charges are available through a right of accumulation and certain sales of shares of the Funds can be made at net asset value per share.

8.	LINE OF CREDIT ARRANGEMENTS

KSCVF, KMCVF, KACVF and KSMVF are parties to uncommitted line of credit agreements with U.S. Bank, N.A., expiring March 1st, 2009, under which KSCVF may borrow up to the lesser of (a) $425 million or (b) 10% of the market value of the assets of KSCVF. Under separate agreements, KMCVF may borrow up to the lesser of (a) $10 million or (b) 10% of the market value of the assets of KMCVF, KACVF may borrow up to the lesser of (a) $7.8 million or (b) 10% of the market value of the assets of KMCVF and KSMVF may borrow up to the lesser of (a) $610,000 or (b) 10% of the market value

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2008 (Unaudited)

of the assets of KSMVF. Interest is charged on borrowings at the prevailing Prime Rate. The Funds have borrowed under these agreements from time to time to increase the efficiency of cash flow management.

9.	RELATED PARTY TRANSACTIONS

As of March 31, 2008 one affiliated director of the Funds beneficially owned shares of the Funds as follows:

	KSCVF		KMCVF		KACVF		KSMVF
	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I	CLASS A	CLASS I
Shares	785,110	41,550	943,827	89,683	893,503	86,300	271,647	152,870
Percent of total
outstanding shares	0.36%	3.50%	10.17%	97.3%	11.89%	6.49%	37.14%	81.57%

10.    TRANSACTIONS WITH AFFILIATES

     The following issuers are affiliated with KSCVF; that is, KSCVF held 5% or more of the outstanding voting securities during the period from October 1, 2007 through March 31, 2008. As defined in Section (2)(a)(3) of the Investment Company Act of 1940, such issuers are:

	Share Balance			Share Balance		Value At
	At October 1,			At March 31,	Dividend	March 31,
Issuer Name	2007	Additions	Reductions	2008	Income	2008
Allis Chalmers Energy, Inc.	1,585,000	235,000	—	1,820,000	—	25,097,800
Altra Holdings, Inc.	1,550,000	170,000	—	1,720,000	—	23,134,000
AM Castle & Co.	1,210,000	355,000	—	1,565,000	169,050	42,255,000
AMCOL International Corp.	1,705,000	72,500	—	1,777,500	554,400	55,511,325
Ampco-Pittsburgh Corp.	780,000	30,000	—	810,000	234,000	34,821,900
AZZ, Inc.	535,000	365,000	—	900,000	—	32,022,000
Brush Engineered Materials, Inc.	960,000	120,000	—	1,080,000	—	27,723,600
Carmike Cinemas, Inc.	1,112,500	187,500	—	1,300,000	403,375	13,364,000
CIRCOR International, Inc.	945,000	87,500	—	1,032,500	74,906	47,753,125
Cowen Group, Inc.	745,000	—	—	745,000	—	5,282,050
Denny's Corp.	5,030,000	270,000	—	5,300,000	—	15,794,000
Federal Signal Corp.	2,265,000	285,000	—	2,550,000	294,300	35,598,000
Genesee & Wyoming, Inc.	1,765,000	170,000	—	1,935,000	—	66,564,000
Goodrich Petroleum Corp.	1,425,000	350,000	—	1,775,000	—	53,392,000
Gray Television, Inc.	2,940,000	90,000	(3,030,000)	—	90,900	—
Greenbrier Companies, Inc.	1,622,500	187,500	—	1,810,000	274,800	48,001,200
Home Federal Bancorp, Inc.*	540,000	270,440	—	890,000	75,500	10,671,100
Integrated Electrical Services, Inc.	657,500	132,500	—	790,000	—	12,410,900
Interstate Hotels & Resorts, Inc.	2,015,000	190,000	—	2,205,000	—	10,539,900
Koppers Holdings, Inc.	1,405,000	—	—	1,405,000	547,950	62,255,550
L.B. Foster Co.	1,085,000	—	(10,000)	1,075,000	—	46,289,500
Ladish, Inc.	880,000	145,000	—	1,025,000	—	36,900,000
Lance Inc.	1,475,000	280,000	—	1,755,000	518,400	34,398,000
Layne Christensen Co.	1,255,000	102,500	—	1,357,500	—	47,539,650
Lindsay Manufacturing Co.	910,000	10,000	(35,000)	885,000	128,800	90,685,950
Maidenform Brands, Inc.	2,117,500	215,000	—	2,332,500	—	37,949,775
Marcus Corp.	1,530,000	350,000	—	1,880,000	286,238	36,096,000
Midas, Inc.	1,270,000	112,500	—	1,382,500	—	23,765,175
Movado Group, Inc.	1,345,000	160,000	—	1,505,000	222,600	29,332,450

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2008 (Unaudited)

	Share Balance			Share Balance		Value At
	At October 1,			At March 31,	Dividend	March 31,
Issuer Name	2007	Additions	Reductions	2008	Income	2008
Natural Gas Services Group, Inc.	1,457,500	215,000	—	1,672,500	—	36,510,675
Neenah Paper, Inc.	1,107,500	62,500	—	1,170,000	228,750	30,162,600
Pioneer Drilling Co.	2,550,000	495,000	—	3,045,000	—	48,506,850
PrivateBancorp, Inc.	1,097,500	78,500	—	1,176,000	175,388	37,008,720
Red Lion Hotels Corp.	1,440,000	22,500	—	1,462,500	—	12,519,000
Sun Hydraulics, Inc.	615,000	270,000	—	885,000	148,500	25,903,950
Superior Essex, Inc.	1,197,500	195,000	—	1,392,500	—	39,157,100
Superior Well Services, Inc.	1,187,500	277,500	—	1,465,000	—	32,039,550
SWS Group, Inc.	1,350,000	217,500	—	1,567,500	254,075	19,170,525
Tennant Co.	580,000	625,000	—	1,205,000	265,625	47,971,050
Thomas Weisel Partners Group, Inc.	1,285,000	—	—	1,285,000	—	8,506,700
Universal Stainless & Alloy	720,000	5,000	—	725,000	—	21,539,750
Westfield Financial, Inc.	1,770,000	—	—	1,770,000	531,000	17,292,900
					$5,478,557	$1,381,437,320

*	The Fund purchased 45,000 shares prior to a 1.136 for 1 stock split in the company on December 20, 2007. 225,440 shares were purchased post-split. The total share balance as of March 31, 2008 represents the split-adjusted amount.

11.	APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

Keeley Small Cap Value Fund Keeley Small-Mid Cap Value Fund Keeley Mid Cap Value Fund Keeley All Cap Value Fund (each a “Fund” and collectively the “Funds”)

     At a Meeting of the Board of Directors of Keeley Funds, Inc. (the “Company”) held on November 6, 2007, the Directors, including all of the Directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, unanimously approved the renewal of the advisory agreement (the “Agreement”) between the Company and Keeley Asset Management Corp. (the “Adviser”), with respect to the Small-Mid Cap Value Fund, the Mid Cap Value Fund and the All Cap Value Fund, and approved an amendment to the Agreement to add the Small Cap Value Fund as successor to Keeley Small Cap Value Fund, Inc. (“KSCVF”) in anticipation of the completion of a merger between KSCVF and the Small Cap Value Fund series of the Company.

     The Board’s Independent Directors were assisted in their review by independent legal counsel, and met with such counsel separately from representatives of the Adviser. Independent legal counsel provided the Board with a memorandum that discussed the various factors that the Board should consider as part of its review of the Agreement, including, among other things, the nature and the quality of the services provided by the Adviser, profitability (including any fall-out benefits) from the relationship with the Funds, economies of scale, the role played by the Independent Directors and information on comparative fees and expenses. The Board also considered the written responses

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2008 (Unaudited)

and materials produced by the Adviser in response to a 15(c) due diligence request list submitted by the Independent Directors’ counsel prior to the meeting. Included in those responses was a Fund by Fund profitability analysis prepared by the Adviser and extensive materials on performance, expenses and comparable fund information. The Directors discussed this material extensively among themselves and with their independent legal counsel. In their deliberations, the Directors did not identify any single factor that alone was responsible for the Board’s decision to approve the continuation and amendment of the Agreement.

Nature, Extent and Quality of Services

     The Board examined the services provided by the Adviser. In that regard, the Board considered the overall services provided by the Adviser, including its personnel, performance, compliance with laws, availability of the Adviser’s personnel to provide information, and the other services the Adviser provides to the Funds. After considering all of this information, the Board concluded that the nature and quality of the services the Adviser provides to the Funds was acceptable.

Comparative Fees and Performance

     The Board considered, on a Fund by Fund basis, the performance of each Fund and the costs of the services provided. Specifically, the Board examined the investment performance of each Fund, including quartile ranking for short- and long-term time periods, Morningstar ratings (where available), and each Fund’s performance against its peers. The Board also examined the performance of each Fund against its respective Morningstar index for various time periods. After extensively reviewing all of the performance information provided, the Board concluded that the Funds’ overall performance was outstanding, and despite the short period of time that the Small-Mid Cap Value Fund, the Mid Cap Value Fund and the All Cap Value Fund have been operating, it appears that their long-term performance has the potential to be as good as the Small Cap Value Fund.

     The Board also considered the total expenses of each Fund, the expense ratio of each Fund, and the expense limitation arrangements entered into by the Adviser, all in light of the services provided by the Adviser. The Board also compared each Fund’s expenses, including advisory, distribution and shareholder servicing fees, with the expenses and advisory fees of similarly-situated funds, as well as the advisory fees that the Adviser charges for providing advisory services to separately managed accounts in similar asset classes. The Board also took into account the information on the Adviser’s profitability in managing the Funds, including the methodology used to calculate profitability. After completing this examination, the Board concluded that the Funds’ expenses are appropriate at the current time.

KEELEY Funds, Inc.
NOTES TO THE FINANCIAL STATEMENTS (Continued)
March 31, 2008 (Unaudited)

Fall-Out Benefits

     The Board considered whether the Adviser derives any other direct or indirect benefits from serving as investment adviser to the Funds. The Board noted the Adviser’s assertion that it was not aware of any ancillary or other benefits (other than advisory fees) that the Adviser receives for serving as investment adviser to the Funds. The Board concluded that the lack of any ancillary, or so-called “fall-out” benefits enables the Adviser to manage the Funds in a manner that appeared to be free of conflicts of interest.

Economies of Scale

     The Board considered the extent to which economies of scale are being realized as the Funds grow and whether the Funds’ fee levels reflect economies of scale for the benefit of the shareholders.

     The Board noted that the expense caps were implemented and that those appear to be effective. The Board concluded that the current asset size of the Funds and other relevant factors did not warrant additional consideration of the fee breakpoints for the Funds at the current time.

Proxy Voting Policies and Procedure

You may obtain a description of KEELEY Funds’ proxy voting policies and procedures that the Funds use to determine how to vote proxies related to portfolio securities, without charge, upon request by calling 800.933.5391. This information also is included in KEELEY Funds’ statements of additional information, which is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information relating to how each KEELEY Fund voted proxies relating to portfolio securities held during the twelve month period ended June 30, 2007 is available on the Funds’ website at www.keeleyfunds.com and the Securities and Exchange Commission’s website at www.sec.gov.

Information About Portfolio Securities

KEELEY Funds files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the quarters ending June 30, 2008 and December 31, 2008 (the first and third quarters of the Funds’ fiscal year) on Form N-Q. The Funds’ Forms N-Q are available on the Securities and Exchanges Commission’s website at www.sec.gov. You may also review and copy those documents by visiting the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at 800.SEC.0330.

Investment Adviser

KEELEY ASSET MANAGEMENT CORP.
Chicago, Illinois

Distributor

KEELEY INVESTMENT CORP.
Chicago, Illinois

Custodian
U.S. BANK, N.A.
Milwaukee, Wisconsin
888-933-5391

Transfer Agent and Dividend Disbursing Agent
U.S. BANCORP FUND SERVICES, LLC
Milwaukee, Wisconsin
888-933-5391

Independent Registered Public Accounting Firm
PRICEWATERHOUSECOOPERS LLP
Milwaukee, Wisconsin

Counsel
BELL, BOYD & LLOYD LLP
Chicago, Illinois

Performance information quoted represents past performance and does not guarantee future results. The investment return and principal value of shares will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than its original cost. This material may only be used when preceded or accompanied by each Fund’s Prospectus.

401 South LaSalle Street • Suite 1201 • Chicago • Illinois • 60605
(312) 786-5050 • (800) 533-5344 • FAX (312) 786-5003

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted any procedure by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded, based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) as of a date within 90 days prior to the filing date of this Form N-CSR, that the disclosure controls are effectively designed to ensure that information required to be disclosed by the registrant in this Form N-CSR is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in this Form N-CSR is accumulated and communicated to the registrant's management, including the registrant's principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): attached hereto as EX-99.CERT

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certification of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a- 14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b) (as applicable), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350): attached hereto as EX-99.906CERT.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Keeley Funds, Inc.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date	5/23/2008

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John L. Keeley Jr.
John L. Keeley Jr., President

Date	5/23/2008

By (Signature and Title)*	/s/ Robert Kurinsky
Robert Kurinsky, Treasurer

Date	5/23/2008

* Print the name and title of each signing officer under his or her signature

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